TABLE OF CONTENTS

VOTING INFORMATION
Proposal — No. 1 ELECTION OF DIRECTORS
General
Information Concerning Nominees
Information Concerning Directors Not Standing for Re-election
Meetings of Board of Directors
Committees of Board of Directors
Audit Committee.
Compensation Committee.
Nominating Committee.
Director Compensation
Proposal — No. 2 INCREASE OF SHARES UNDER STOCK OPTION PLAN
Proposal
Reason for Proposal.
Summary Plan Description
Federal Income Tax Consequences
Proposal — No. 3 CHANGE STATE OF INCORPORATION TO MINNESOTA
Proposal
Reasons for Two Thirds Vote Requirement
Reasons for the Reincorporation
Principal Features and Mechanics of the Reincorporation
Comparison of Shareholders’ Rights
Tax Consequences of the Reincorporation
Proposal — No. 4 AMEND ARTICLES OF INCORPORATION
Contingent Nature of Proposal
Proposal
Specific Language of Amendment
Purpose and Effect of the Amendments
EXECUTIVE COMPENSATION
Information Concerning Non-Director Executive Officers
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises and Year End Option Values
Compensation Committee Report
CERTAIN TRANSACTIONS
Transactions with Executive Officers
Change in Control
Vesting of Directors’ Options
STOCK PERFORMANCE GRAPH
COMMON STOCK OWNERSHIP
Share Ownership of Management
Share Ownership of Certain Beneficial Owners
Reporting Under Section 16(a) of the Securities Exchange Act of 1934
AUDIT COMMITTEE REPORT
INDEPENDENT AUDITORS
Auditors
Audit Fees
All Other Fees
SHAREHOLDER PROPOSALS
Exhibit A
Exhibit B
Exhibit C
Exhibit D

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the registrant ☒

Filed by a party other than the registrant

Check the appropriate box:

☒ Preliminary proxy statement

Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2).

Definitive proxy statement.

Definitive additional materials.

Soliciting material pursuant to §240.14a-12.

Metalclad Corporation
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

      Payment of filing fee (check the appropriate box):

☒ No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

METALCLAD CORPORATION
800 Nicollet Mall, Suite 2690
Minneapolis, Minnesota 55402
__________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
to be held on
June 14, 2002
__________________

     Notice is hereby furnished to the shareholders of Metalclad Corporation (a Delaware corporation) of record as of the close of business on April 26, 2002, of the Annual Meeting of shareholders thereof, to be held at 10:00 a.m. on June 14, 2002, at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota, for the following purposes:

1. To elect the members of the Board of Directors of Metalclad Corporation;

2. To vote on a proposal to increase the number of shares of Metalclad Corporation’s common stock available under its 2000 Omnibus Stock Option and Incentive Plan from 1,000,000 to 2,000,000;

3. To vote on a proposal to change the state of incorporation of Metalclad Corporation from Delaware to Minnesota, which will involve the merger of Metalclad Corporation into a wholly owned subsidiary organized under the laws of the state of Minnesota named Entrx Corporation;

4. If proposal number 3 (reincorporation by merger into a Minnesota corporation) does not receive an affirmative vote of holders of at least two-thirds of the outstanding common stock of Metalclad Corporation, excluding those owned by Wayne W. Mills, the President of Metalclad Corporation, then to vote on a proposal to amend Metalclad Corporation’s Certificate of Incorporation to change its name to Entrx Corporation, and to increase its authorized preferred stock from 1,500,000 to 5,000,000 shares; and

5. To transact such other business as may properly come before the meeting, or any adjournment thereof.

     Only shareholders of record as of the close of business on April 26, 2002, or their legal representatives, are entitled to notice and to vote at the Annual Meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the Annual Meeting.

     A Proxy, Proxy Statement and the 2001 Annual Report on Form 10K are enclosed herewith. You are requested to complete and sign the Proxy, which is being solicited by the Board of Directors and management of Metalclad Corporation, and to return it in the envelope provided.

By Order of the Board of Directors

Chairman of the Board

May __, 2002

TABLE OF CONTENTS

Voting Information

Proposal No. 1 — Election of Directors
General
Information Concerning Nominees
Information Concerning Directors Not Standing for Re-election
Meetings of Board of Directors
Committees of Board of Directors
Audit Committee
Compensation Committee
Nominating Committee
Director Compensation

Proposal No. 2 — Increase of Shares under Stock Option Plan
Proposal
Reason for Proposal
Summary Plan Description
Federal Income Tax Consequences

Proposal No. 3 — Change State of Incorporation to Minnesota
Proposal
Reason for Two Thirds Vote Requirement
Reasons for the Reincorporation
Principal Features and Mechanics of the Reincorporation
Comparison of Shareholders’ Rights
Tax Consequences of Reincorporation

Proposal No. 4 — Amend Articles of Incorporation
Contingent Nature of Proposal
Proposal
Specific Language of Amendment
Purpose and Effect of the Amendments

Executive Compensation
Information Concerning Non-Director Executive Officers
Summary Compensation Table
Option Grants in Last Fiscal Year
Aggregated Option Exercises and Year End Option Values
Compensation Committee Report

Certain Transactions
Transactions with Executive Officers
Change in Control
Vesting of Directors’ Options
Loan to Affiliate of Wayne Mills

Stock Performance Graph

Common Stock Ownership
Share Ownership of Management
Share Ownership of Certain Beneficial Owners
Reporting Under Section 16(a) of the Securities Exchange Act of 1934

Audit Committee Report
Auditors
Audit Fees
All Other Fees

Independent Auditors

Shareholder Proposals

Exhibit A

Exhibit B

Exhibit C

METALCLAD CORPORATION
800 Nicollet Mall, Suite 2690
Minneapolis, Minnesota 55402

PROXY STATEMENT
2002 ANNUAL MEETING OF SHAREHOLDERS

     This Proxy Statement is furnished to the shareholders of Metalclad Corporation (hereinafter referred to as “Metalclad”), in connection with the solicitation by the Board of Directors of Metalclad of proxies to be voted at the annual meeting of Metalclad shareholders (the “Meeting”), to be held at 10:00 a.m. on June 14, 2002 at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota. This Proxy Statement and the accompanying Proxy were first mailed on approximately May __, 2002 to the shareholders of record of Metalclad as of the close of business on April 26, 2002.

VOTING INFORMATION

Who is entitled to vote?

     The holders of common stock of Metalclad who are shareholders of record on April 26, 2002, may vote at the Meeting. As of April 26, 2002, there were 7,674,015 shares of Metalclad’s common stock outstanding.

What are you voting on?

     At the Meeting, the following matters will be voted on:

•	The election of five members of the Board of Directors of Metalclad.

•	An increase in the number of shares of common stock available in Metalclad’s 2000 Stock Option Plan from 1,000,000 shares to 2,000,000 shares.

•	A change in Metalclad’s state of incorporation from Delaware to Minnesota, which includes among other things a change in the name of Metalclad to Entrx Corporation.

•	If the shareholders fail to approve the change in Metalclad’s state of incorporation, amendments to the Certificate of Incorporation of Metalclad to change its name to “Entrx Corporation,” and in general to increase the number of authorized shares of preferred stock from 1,500,000 to 5,000,000.

•	Other matters incident to the conduct of the Meeting.

How does the Board recommend you vote on the proposals?

     The Board recommends you vote your shares FOR the election of each of Metalclad’s nominees for director, FOR an increase in the number of shares available for purchase under Metalclad’s 2000 Omnibus Stock Option and Incentive Plan, FOR changing the state of incorporation from Delaware to Minnesota, and FOR the proposed amendments to Metalclad’s Articles of Incorporation. An abstention from voting on any proposal, except for the election of directors, is the same as a vote against the proposal.

Who will be soliciting your vote?

     The Board of Directors is soliciting your vote by mail through this Proxy Statement. However, your vote may also be solicited in person or by telephone by directors, officers or employees of Metalclad. In addition, Metalclad has engaged __________________to solicit your vote by telephone at a cost of $__________, plus $______for each of the shareholders contacted. Brokers/dealers, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners of the Company’s common stock, and will be reimbursed for their expenses in connection with that activity. The cost of all of this solicitation, is being paid for by Metalclad.

How can you vote?

     If you hold your shares as a shareholder of record, you can vote in person at the Meeting or you can vote by mail. You are a “shareholder of record” if you hold your shares directly in your own name. If you hold your shares indirectly in the name of a bank, broker or other nominee, you are a “street name shareholder.” If you are a street name shareholder, you will receive instructions from your bank, broker or other nominee describing how to vote your shares.

How do you vote by Mail?

     You can vote by mail by following the instructions on the accompanying proxy card, signing the card, and mailing it to the address noted on the card or by using the accompanying envelope provided for that purpose. The proxies named on the proxy card will vote your shares in accordance with your instructions. If you sign and submit your proxy card without giving instructions, the proxies named on the proxy card will vote your shares as recommended by the Board of Directors.

How can you revoke your proxy card?

     If you are a shareholder of record, you can revoke your proxy card by:

•	Submitting a new proxy card;

•	Giving written notice before the meeting to Metalclad’s Secretary stating that you are revoking your proxy card; or

•	Attending the Meeting and voting your shares in person.

     Merely attending the meeting without voting will not revoke your proxy.

     If you are a street name shareholder, you may revoke your proxy only as instructed by the bank, broker or other nominee holding your shares.

How do you sign the proxy card?

     Sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as a guardian, trustee, executor, administrator, attorney or the officer or agent of a company), include your name and title or capacity. If the shares are held in custody (for example, under the Uniform Transfer to Minors Act), the custodian should sign, not the minor or other beneficiary. If the shares are held in joint ownership, both owners must sign.

What does it mean if you receive more than one proxy or voting instruction card?

     It means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive to ensure all your shares are voted.

What constitutes a quorum?

     A quorum of shareholders is necessary to hold a valid meeting of shareholders. A majority of the outstanding shares, present in person or represented by proxy, constitutes a quorum for the Meeting. Abstentions and broker non-votes (as described below) are counted as present for establishing a quorum.

How can you cast your vote for directors?

     You may cast your vote for any nominee as a member of the Board of Directors two ways. You may cast one vote for each share you own for each nominee, or you may cumulate your votes. In order to cumulate your votes, you would multiply the number of directors to be elected (five in this case) by the number of shares you own. This is the total (or cumulative) number of votes you can exercise. You may then cast this cumulative number of votes for one nominee, or distribute those votes among two or more nominees in any proportion you desire. In an uncontested election there is normally no need to cumulate votes.

How many votes are needed for approval of each proposal?

     Persons nominated to be a member of the Board of Directors are elected by a plurality. That is, since there are five directorships established by the Board of Directors, those five nominees who receive the greatest number of votes will be elected as members of the Board of Directors, regardless of whether they receive the affirmative vote of the shareholders owning a majority of the shares of common stock present in person or by proxy. In an uncontested election, the plurality requirement is not a factor.

     The increase of the number of shares of Metalclad’s common stock available for issuance under the 2000 Omnibus Stock Option and Incentive Plan requires the affirmative vote of Metalclad’s shareholders owning a majority of the shares present at the Meeting. This includes shareholders present in person and shareholders who have submitted proxy cards.

     The change in Metalclad’s state of incorporation requires the affirmative vote of Metalclad’s shareholders owning two-thirds of outstanding shares of common stock, exclusive of those held by Metalclad’s president, Wayne W. Mills.

     The amendments to Metalclad’s Articles of Incorporation require the affirmative vote of Metalclad’s shareholders owning a majority of the outstanding shares of common stock.

What is a broker non-vote?

     A broker non-vote occurs when a broker submits a proxy card that does not indicate a vote for some of the proposals because the broker did not receive instructions from the beneficial owner on how to vote on those proposals and does not have discretionary authority to vote in the absence of instructions.

How can you attend the Meeting?

     If you are a shareholder of record on April 26, 2002, you can attend the meeting by presenting acceptable identification at the Meeting. If you are a street name shareholder you may attend the meeting by presenting acceptable identification along with evidence of your beneficial ownership of Metalclad common stock.

Proposal No. 1
ELECTION OF DIRECTORS

General

     Five persons, four of whom are currently members of Metalclad’s Board of Directors, are being nominated for election at the Meeting. Unless otherwise directed, it is the intention of those appointees named in the accompanying Proxy to vote for the election of Kenneth W. Brimmer, Joseph M. Caldwell, Gary W. Copperud, Wayne W. Mills and Joseph M. Senser, as the members of Metalclad’s Board of Directors. Each nominee is being nominated for a term of approximately one year, until the next annual meeting of Metalclad’s shareholders. Messrs. Brimmer, Copperud, Mills and Senser were appointed as members of Metalclad’s Board of Directors on February 13, 2002, to fill vacancies then existing on the Board of Directors. Mr. Caldwell has not previously served as a member of the Board of Directors. J. Thomas Talbot, Raymond J. Pacini and Daniel D. Lane, who are currently members of the Board of Directors, are not standing for reelection.

     MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF EACH OF THE PROPOSED NOMINEES LISTED BELOW, AND THE PROXIES WILL BE VOTED IN FAVOR OF SUCH PROPOSED NOMINEES OR AS OTHERWISE DIRECTED.

Information Concerning Nominees

     The name, initial year of service as a director, age and respective position of each nominee as a director of Metalclad as of the date of this Proxy Statement, are as follows:

Name	Director Since	Age	Position

Kenneth W. Brimmer(1)(2)	2002	46	Chairman of the Board and Director

Wayne W. Mills	2002	47	President, Chief Executive Officer and a Director

Gary W. Copperud(1)(2)	2002	44	Director

Joseph M. Senser(1)(2)	2002	45	Director

Joseph M. Caldwell	N/A	34	Nominee As Director

     (1)    Member of the Compensation Committee since February 13, 2002.
     (2)    Member of the Nominating Committee since February 13, 2002.

     The business experience, principal occupations and directorships in publicly-held companies for the persons nominated to be directors of Metalclad are set forth below.

     Kenneth W. Brimmer was the chief executive officer and chief financial officer of Active IQ Technologies, Inc., from March, 2000 until December, 2001, and continues to act as its chairman of the board of directors. Active IQ Technologies, Inc., which is headquartered in Minnetonka, Minnesota, is engaged in providing accounting and financial management software and services, as well as other software and e-business solutions, to small and medium sized companies, and is listed on the NASDAQ System under the symbol AIQT. Until April, 2000, Mr. Brimmer was an executive officer of Rainforest Cafe, Inc., which had offices in Hopkins, Minnesota, serving as its treasurer from 1995, and its president from April, 1997. Rainforest Cafe, Inc. was the owner and operator of the “Rainforest Cafe” restaurants located throughout the United States and in several foreign countries. From 1990 until 1997, Mr. Brimmer was also engaged in an executive position with Grand Casino, Inc., in Minneapolis, Minnesota, which primarily owned or managed gaming casinos in Minnesota, Mississippi and Louisiana. Mr. Brimmer is a certified public accountant. Mr. Brimmer currently serves on the board of directors of Rainforest Cafe, Inc., a wholly-owned subsidiary of Landry's Restaurants, Inc., New Horizons Kid Quest, Inc., Hypertension Diagnostics, Inc. and Sterion Incorporated. Mr. Brimmer is currently the chairman of the board of directors of both Sterion Incorporated and Hypertension Diagnostics, Inc.

     Wayne W. Mills has been the president and chief executive officer of Metalclad since February 13, 2002. Mr. Mills is the owner and manager of Blake Capital Partners, LLC, which he formed in September, 1999, primarily to provide consulting services in the areas of capital formation, and mergers and acquisitions. From May, 1991 until September, 1999, Mr. Mills was a registered representative with RJ Steichen & Co., a broker/dealer in Minneapolis, Minnesota.

     Joseph M. Senser is the owner of Joe Senser’s Sports Grill, Inc. which owns and operates three restaurants in the Minneapolis, Minnesota metropolitan area. Mr. Senser opened his first restaurant in 1987. From 1995 until August, 2000, Mr. Senser also acted as director of community relations for Grand Casino Mille Lacs and Grand Casino Hinckley, which are native American owned and operated gaming casinos in north-central Minnesota.

  Since August, 2000, Mr. Senser has acted as a manager of two related non-profit organizations; the Milton Hershey School and the Hershey Trust. The Milton Hershey School, with funding from the Hershey Trust, provides K through 12 education and living facilities, in Hershey, Pennsylvania, for financially disadvantaged children.

     Gary W. Copperud has been the president and general manager of CMM Properties, LLC, in Fort Collins, Colorado, since 1983. CMM Properties, LLC is primarily engaged in making investments in real estate and equity securities, and the management of those investments.

     Joseph M. Caldwell has been Chief Executive Officer and a member of the board of directors of Marix Technologies, Inc. since May, 2000. Marix is a privately held company based in Minneapolis, Minnesota that develops and markets software designs to facilitate and control offsite access to software applications and access to information. From March, 1995 to May, 2000, Mr. Caldwell was the chief executive officer of US Internet Corporation, a Minneapolis-based privately held Internet service provider, with service in over 1,300 cities nationwide and over 110 cities internationally. In June, 1998, he co-founded Net Lifestyles, Inc., and has served as Co-Chairman from June, 1998 to the present. Net Lifestyles is a privately held direct sales company marketing websites, e-commerce solutions, and Internet access to individuals and small businesses.

Information Concerning Directors Not Standing for Re-election

     J. Thomas Talbot, is the owner of The Talbot Company, an investment and asset management company and has been the chief executive officer of HAL, Inc., the parent company of Hawaiian Airlines. He currently serves on the boards of directors of The Hallwood Group, Inc., Fidelity National Financial, Inc., California Costal Communities, Inc., Competisys LLC and The Pacific Club. Mr. Talbot has been a director and served on the Audit Committee of Metalclad since March, 1999, and served on the Compensation Committee from March, 1999 until February, 2002.

     Raymond J. Pacini, is the president, chief executive officer, and a director of California Coastal Communities, Inc. (formerly Koll Real Estate Group, Inc.), where he has been since 1990. Prior to 1998, he was the executive vice president and chief financial officer of Koll Real Estate Group, Inc. Mr. Pacini has been a director and served on the Audit Committee of Metalclad since March, 1999, and served on the Compensation Committee from March, 1999 until February, 2002.

     Daniel D. Lane, has been the chief executive officer and principal owner of Lane/Kuhn Pacific, Inc. since 1983. Lane/Kuhn Pacific, Inc., with offices in Newport Beach, California, is involved in the construction of condominiums and single family homes, and the development of master-planned communities. Mr. Lane has been in the development of single family home projects since 1960. Mr. Lane has been a director and served on the Audit Committee of Metalclad since October, 2001.

Meetings of Board of Directors

     During the year ended December 31, 2001 the Board of Directors held five meetings, and acted by unanimous written consent on three occasions. Each member of the Board of Directors was present for more than 75% of the meetings. None of the current nominees proposed for election to the Board of Directors served as a director in the year ended December 31, 2001.

Committees of Board of Directors

     Audit Committee. The Audit Committee has the responsibility of (i) reviewing audited annual financial statements, and reports and financial statements submitted to any governmental body or disclosed to the public; (ii) consulting with Metalclad’s independent auditors on various audit and financial personnel issues, including questions of independence, disagreement between the auditors and Metalclad’s financial personnel, review of internal financial controls: (iii) recommend to the Board of Directors the engagement of independent accountants to audit the financial statements of Metalclad, and review the performance of such accountants; (iv) review and consider the appropriateness of accounting principals or practices applied to Metalclad’s financial statements; and (v) review Metalclad’s financial personnel and organization. The Audit Committee held two meetings during the year ended December 31, 2001.

     Compensation Committee. The Compensation Committee, which consists solely of non-employee directors, has the obligation to adopt policies applicable to the establishment and the compensation of Metalclad’s executive officers, and has authority to consider and recommend to the Board of Directors the salaries, bonuses, share options, and other forms of compensation of those executive officers. The Compensation Committee held two meetings during the year ended December 31, 2001.

     Nominating Committee. Metalclad’s Nominating Committee was established by the Board of Directors in February, 2002. The Nominating Committee has the authority to consider the qualifications of and recommend each candidate and incumbent for election as a director of Metalclad and to nominate candidates to fill Board of Directors vacancies. In the future, the Nominating Committee will consider shareholder nominations of candidates for election as directors of Metalclad upon receipt of a written request provided to Metalclad’s Nominating Committee no later than December 31 of the calendar year preceding the next annual meeting of shareholders together with the written consent of such person to serve as a director.

Director Compensation

     J. Thomas Talbot, Raymond J. Pacini and Daniel D. Lane as non-employee members of the Board of Directors during 2001 and through the date of the Meeting, are each entitled to receive $2,500 per calendar quarter, $1,000 for attendance at each Board of Directors meeting and $500 for attendance at each meeting of a Committee of the Board of Directors. For 2001, Messrs. Talbot, Pacini and Lane received $14,000, $14,000 and $5,000, respectively, as members of the Board of Directors. In 2001 Metalclad granted stock options to purchase 25,000 shares of Metalclad’s Common Stock to each of J. Thomas

Talbot, Raymond J. Pacini and Daniel D. Lane. In addition, options to purchase 20,000 shares of Metalclad common stock were granted to Messrs. Talbot and Pacini in June, 2001, as members of the compensation committee of the Board of Directors under the terms of Metalclad’s 2000 Omnibus Stock Option and Incentive Plan. Options for 45,000 shares were similarly granted to Bruce Haglund who was a member of the Board of Directors and compensation committee through February 13, 2002. The options discussed in this paragraph are exercisable at $2.00 per share, are fully vested and expire in 2011. (See “CERTAIN TRANSACTIONS — Vesting of Directors Options”)

     Gary W. Copperud, Kenneth W. Brimmer and Joseph M. Senser, who were elected as members of the Board of Directors on February 13, 2002, were each granted options to purchase 50,000 shares of Metalclad’s Common Stock at a price of $2.50 per share on March 4, 2002; 16,700 shares of which are immediately exercisable, an additional 16,700 shares of which will be exercisable after March 4, 2003, and all shares which will be exercisable after March 4, 2004. These options will vest only while each optionee remains as a member of the Board of Directors, and expire on March 5, 2009. In addition, the Board of Directors established a plan whereby each member of Metalclad’s Board of Directors would receive a stock option for 10,000 shares of Metalclad’s common stock in January of each year, at the then fair market value of the shares. The options granted to Messrs. Copperud, Brimmer and Senser will only be effective if Proposal No. 2 below, increasing the number of shares available for option grants under Metalclad’s 2000 Omnibus Stock Option and Incentive Plan, is adopted by the shareholders. There is no current plan to pay any cash compensation to the members of the Board of Directors elected at the Meeting.

Proposal No. 2
INCREASE OF SHARES UNDER STOCK OPTION PLAN

Proposal

     The Board of Directors has proposed to amend Article VI of Metalclad’s 2000 Omnibus Stock Option and Incentive Plan (the “Plan”) to change the number of shares of common stock authorized for issuance under the Plan from 1,000,000 to 2,000,000 shares of common stock. The proposed amendment to the second sentence of Article VI of Metalclad’s Plan reads as follows:

“The aggregate number of shares which may be issued as Awards or upon the exercise of Award under the Plan shall not exceed 2,000,000 Shares.”

Reason for Proposal.

     As of the date of this Proxy Statement, there were outstanding options granted under the Plan to purchase an aggregate of 990,000 of Metalclad’s shares of common stock. These options have been granted under the Plan to the executive officers, employees and directors of Metalclad and certain of its subsidiaries. Metalclad’s management believes that granting options for the purchase of common stock of Metalclad will assist it in attracting and retaining persons of desired ability as key employees and directors of Metalclad and its subsidiaries, and to motivate such persons to exert their best efforts on behalf of Metalclad and its subsidiaries. Adoption of the proposed amendment to the Plan would authorize a sufficient number of shares of Metalclad’s common stock for options to be granted to such individuals in the future.

     In addition, the Board of Directors of Metalclad granted seven year options for 50,000 shares each to Kenneth Brimmer, Gary Copperud and Joseph Senser, at $2.50 per share, one-third of which will vest immediately, and the remainder which will vest over two years. The Board of Directors also granted options to Wayne Mills and Brian Niebur for 150,000 and 50,000 shares, respectively, at $2.50 per share, vesting ratably over three years. Mr. Mills’ option is for five years, and Mr. Niebur’s option is for seven years. These options are subject to the approval by Metalclad’s shareholders of the proposed increase in shares available for options under the Plan.

     MANAGEMENT RECOMMENDS ADOPTION OF THE PROPOSED AMENDMENT TO THE PLAN, AND THE PROXIES WILL BE VOTED IN FAVOR OF SUCH PROPOSAL OR AS OTHERWISE DIRECTED.

Summary Plan Description

     The Board of Directors of Metalclad adopted the Plan in September of 2000 for key employees and directors of Metalclad and its subsidiaries, a group currently consisting of approximately 10 persons. The Plan was approved by the shareholders of Metalclad in November of 2000. The Plan allows for the granting of Awards involving Metalclad’s common stock in the form of options to purchase stock, stock appreciation rights, stock payments and other similar rights. Options may be granted under the Plan as either incentive stock options that qualify for favorable tax treatment upon exercise afforded by Section 422 of the Internal Revenue Code of 1986, as amended, or non-statutory options that do not qualify for such favorable tax treatment. The Plan may be administered by the Board of Directors or by a committee comprised of two or more members of the Board of Directors. The Plan is currently administered by the Board of Directors. The term “Committee” when used in this discussion of the Plan means the Board of Directors where, as is currently the case, no committee has been established.

     Awards may be granted under the Plan under such terms and granted under the Plan conditions as the Committee may determine from time to time, provided that options must be exercised within a period of not more than ten years after the date the option is granted (except that options granted to an owner of 10% or more of Metalclad’s outstanding shares of common stock must be exercised within five years from the date the option is granted). Options will generally be granted after recommendation by management. In general, Metalclad will not receive any cash or other consideration for the granting or extension of options, but options are generally issued in recognition of services rendered or to be rendered to Metalclad or its subsidiaries.

     An optionee granted an incentive stock option or stock appreciation right must remain an employee of Metalclad or its subsidiary in order to retain any incentive stock option rights not exercisable. If the optionee’s employment is terminated (other than by disability or discharge for cause) such optionee or his estate, in the case of death, may, within three months of such termination, or if an optionee’s employment is terminated due to disability, such optionee may, within 12 months of such termination, exercise any unexercised portion of his or her option to the extent exercisable at the time of termination. If an optionee is discharged for cause, his or her option terminates as of the date of discharge.

     The exercise price of the shares of common stock covered by any incentive stock option granted under the Plan cannot be less than the fair market value of the shares on the date the option is granted, as determined by the Committee, except that in the case of owners of 10% or more of Metalclad’s outstanding shares of common stock, the exercise price may not be less than 110% of the fair market value of the shares on the date the option is granted. The exercise price of the shares of common stock covered by a non-statutory stock option granted under the Plan cannot be less than 85% of the fair market value of the shares on the date the option is granted, as determined by the Committee. Options may be exercised through the payment of cash, or with Metalclad’s consent, by the transfer of Metalclad’s shares of common stock already owned by the optionee, at the fair market value on the date of exercise, or any combination of cash and shares of common stock. Except for non-statutory options, the aggregate fair market value of shares of common stock with respect to which an incentive stock option is exercisable for the first time during any calendar year by any one person may not exceed $100,000. Options need not be exercised in the order granted.

     Under the Plan, each member of the Board of Directors who is a member of the Compensation Committee on June 1 of each year, during the term of the Plan, is entitled to a “formula award” in the form of a non-statutory stock option for 20,000 shares of common stock at the fair market value as of that date. These options vest ratably over a three year period. The term of the options is at the discretion of the Board of Directors, within their limits described above. All formula award options vest upon a change of control of Metalclad.

     Stock appreciation rights are rights, granted to an employee under the Plan, to receive cash or Metalclad common stock based upon and equal to the market price increase of Metalclad’s common stock over a fixed period. No stock appreciation right has been granted under the Plan.

     Stock purchase agreements are rights granted to an employee to purchase Metalclad’s common stock at a discount of not more than 75% of the fair market value of Metalclad’s common stock, executable within 60 days of the date the right was granted. No rights under a stock purchase agreement have been granted.

     The Board of Directors may at any time suspend or terminate the Plan or modify the Plan to make certain administrative changes, such as changes imposed by changing tax laws. The Board of Directors may not materially (i) increase the benefits accruing to participants under the Plan, (ii) increase the maximum number of shares of common stock as to which options may be granted under the Plan, or (iii) modify the requirements as to eligibility for participation in the Plan without further approval by the shareholders of Metalclad.

Federal Income Tax Consequences

     The following is a general summary of Metalclad’s understanding of the federal income tax consequences of Awards granted under the Plan.

     A person receiving an option under the Plan (an “Optionee”) will not realize taxable compensation income upon the grant of an incentive stock option. In addition, assuming certain holding period requirements are met, an optionee will not realize regular taxable income upon the exercise of an incentive stock option if the option is exercised while the optionee is an employee of Metalclad or any of its subsidiaries or within three months after terminating employment (or within one year after terminating employment by reason of permanent and total disability). The amount by which the fair market value of the shares of common stock exceeds the exercise price of the options at the time of exercise is an item of tax preference for purposes of the alternative minimum tax, which, for some optionees, could trigger liability for the alternative minimum tax. To qualify for favorable tax treatment, shares of common stock acquired upon exercise of any incentive stock option must be held for at least two years from the date of grant of the option and one year from the date of exercise. Gain upon the sale of shares of common stock acquired pursuant to exercise of an incentive stock option, but not meeting the holding period requirements described above (referred to hereafter as a “disqualifying disposition”), will be taxed at ordinary income rates up to the amount of gain which was deferred upon exercise of the incentive stock option. Gain in excess of such amount will qualify as long-term capital gain. Exercise of an incentive stock option does not entitle Metalclad to an income tax deduction. However, any ordinary compensation income which an optionee realizes when shares of common stock are sold in a disqualifying disposition will result in Metalclad being allowed a corresponding income tax deduction at that time.

     An optionee will not realize taxable compensation income upon the grant of a non-statutory stock option. In general, an optionee who exercises a non-statutory stock option will realize taxable compensation income at that time equal to the difference between the fair market value of the shares of common stock on the date of exercise and the exercise price of the option. Any ordinary compensation income realized by an optionee upon exercise of a non-statutory stock option will result in Metalclad being allowed a corresponding income tax deduction at that time. When an optionee disposes of shares of common stock acquired by the exercise of a non-statutory stock option, any amount realized which is in excess of the fair market value of the shares of common stock on the date of exercise will be treated as short-term or long-term capital gain, depending on the holding period of such shares.

     An employee will recognize ordinary compensation income for tax purposes when the employee receives cash or stock as a result of a stock appreciation right. An employee will recognize ordinary compensation income upon the receipt of a right under a stock purchase agreement to the extent that the purchase price is less than 85% of the fair market value of Metalclad’s common stock on the date the right is granted; otherwise the right is treated substantially the same as a non-statutory stock option. Whenever the employee recognizes ordinary compensation income, Metalclad will be allowed a corresponding income tax deduction of the same amount.

Proposal No. 3
CHANGE STATE OF INCORPORATION TO MINNESOTA

Proposal

     The Board of Directors has proposed, subject to the approval of the shareholders and subject to the right of the Board of Directors to determine not to proceed in certain circumstances, that Metalclad change its state of incorporation from the state of Delaware to the state of Minnesota (the “Reincorporation”) pursuant to the Agreement and Plan of Merger and Reincorporation (the “Merger Agreement”) between Metalclad and Entrx Corporation, a Minnesota corporation (“Entrx”). Approval of the Reincorporation will require the affirmative vote of shareholders owning two-thirds of the total shares outstanding excluding the shares beneficially owned by Wayne W. Mills, Metalclad’s President, and his spouse, or approximately 3,969,344 shares. The following discussion summarizes certain aspects of the Reincorporation and the Merger Agreement. This summary is not intended to be complete and is subject to, and qualified in its entirety by reference to the “COMPARISON OF MINNESOTA AND DELAWARE CORPORATE LAW” attached as Exhibit A, the Merger Agreement, a copy of which is attached as Exhibit B, the Articles of Incorporation of Entrx (the “Entrx Articles”), a copy of which is attached as Exhibit C, and the Bylaws of Entrx (the “Entrx Bylaws”), a copy of which is attached as Exhibit D.

     Copies of the current Certificate of Incorporation and the Bylaws of Metalclad (the “Metalclad Certificate” and the “Metalclad Bylaws,” respectively) will be sent to shareholders, without charge, upon oral or written request made in accordance with the instructions at the end of this proxy statement.

     MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED REINCORPORATION, AND THE PROXIES WILL BE VOTED IN FAVOR OF SUCH REINCORPORATION OR AS OTHERWISE DIRECTED.

Reasons for Two Thirds Vote Requirement

     Wayne W. Mills, Metalclad’s President and a member of the Board of Directors began acquiring Metalclad common stock in the open market as an investment in November, 2000. By August 31, 2001, Mr. Mills acquired 15% of Metalclad’s outstanding common stock. Under certain provisions of the Delaware Corporation Law (the “Delaware Law”), if a shareholder acquires 15% of the outstanding common stock of a corporation incorporated under the Delaware Law without prior approval of the Board of Directors of that corporation, Metalclad is precluded from entering into certain transactions without the affirmative vote of holders of at least two-thirds of the shares of Metalclad’s outstanding common stock, excluding the shares owned by the 15% or greater shareholder. The restriction includes any merger or consolidation of Metalclad and certain of its subsidiaries with any other corporation which might be considered as caused by Mr. Mills under the statute, and the receipt by Mr. Mills of any loan, advance, guarantee, pledge or other financial benefit. Since the term “caused by” in Section 203 is not clear, and it could be interpreted to mean that any transaction is “caused by” Mr. Mills, so long as he is the President and a director of Metalclad, the only method of ensuring that the prohibition is not applicable to Metalclad and Mr. Mills is to obtain a two-thirds vote of Metalclad’s common stock. (See “CERTAIN TRANSACTIONS — Change in Control and Loan to Affiliate of Wayne Mills”)

Reasons for the Reincorporation

     The management of Metalclad believes that it is in the best interests of the shareholders of Metalclad to reincorporate under the Minnesota Business Corporate Act (the “Minnesota Act”) because Metalclad now has its principal offices in Minnesota, the management of Metalclad is more familiar with the laws of Minnesota, incorporation in Minnesota will result in a significant saving to Metalclad, and the provisions of Section 203 of the Delaware Law will no longer be applicable.

     A large number of corporations seek to incorporate in Delaware because it is generally believed that the Delaware courts have developed considerable expertise in dealing with corporate issues, and that a substantial body of case law construing the Delaware General Corporation Law and establishing public policy has developed, making the application of those laws more predictable. While the perception is widely recognized, the Board of Directors does not believe that it presents a compelling argument to stay incorporated in Delaware. In addition, it is often perceived that Delaware Law is more favorable to management than the laws in many other states, including Minnesota.

     The statutes governing corporations of many other states have been updated or revised, including the Minnesota Act, which was totally revised effective in 1984. The Minnesota Act allows for significant flexibility in the conduct of affairs of a corporation, and in many instances is substantially similar in that respect to the Delaware Law. Because of these similarities, and the recognized experience of the Delaware courts and the breadth of Delaware case law, the courts of other states, including Minnesota, often look to Delaware case law when an issue is not fully developed in that state, making incorporation in Delaware less advantageous.

     By reincorporating in Minnesota, the Board of Directors believes Metalclad will effect a significant savings. The state of Delaware derives a significant amount of its revenues by charging each corporation incorporated in that state a substantial franchise tax based upon the corporation’s capitalization. For 2000 and 2001, Metalclad paid $29,600 and $41,400, respectively, to the state of Delaware. Minnesota has no such franchise fee. Delaware Law requires that Metalclad maintain an agent for service of process in Delaware. Since Metalclad’s offices are now in Minnesota, there would be no requirement to maintain an agent in Delaware. The management of Metalclad has engaged legal counsel convenient to its new corporate offices. Because of the familiarity of management and Metalclad’s legal counsel with the laws of Minnesota, the Board of Directors believes that Minnesota is a better forum for its incorporation and eliminates a requirement to engage Delaware legal counsel in complicated issues of Delaware law.

     The management of Metalclad is developing a strategy to change the focus of, and diversify, Metalclad’s business in an attempt to improve shareholder value. In attempting to implant this strategy, transactions may be proposed which could be thwarted by the existence of Article 203 of the Delaware Law. Reorganization under the Minnesota Act would eliminate this possibility. Reorganization in Minnesota will not have any affect on the applicability of Section 203 of the Delaware Law on the transactions described under “CERTAIN TRANSACTIONS — Loan to Affiliate of Wayne Mills.”

Principal Features and Mechanics of the Reincorporation

     The proposal will be effected by the merger (the “Merger”) of Metalclad into Entrx, which is incorporated under Minnesota Law as a wholly-owned subsidiary of Metalclad for purposes of the Merger. Entrx will be the surviving corporation in the Merger and will continue under the name “Entrx Corporation.” Metalclad, as a corporate entity, will cease to exist as a result of the Merger.

     The Merger will not become effective until the Reincorporation is approved by the Shareholders, and an appropriate certificate of merger is filed with the Secretary of State of the state of Delaware and articles of merger are filed with the Secretary of State of the state of Minnesota. At the effective time of the Merger (the “Effective Time”), Metalclad will be governed by the Entrx Articles, the Entrx Bylaws and the Minnesota Act.

     At the Effective Time, each outstanding share of Metalclad common stock, par value $.10 per share, of Metalclad will be converted into one share of common stock, $0.01 par value per share, of Entrx. At the Effective Time, the existing Shareholders of Metalclad will automatically become Shareholders of Entrx, and Entrx will continue to operate the business of Metalclad under the name “Entrx Corporation.” Metalclad stock certificates will be deemed to represent the same number of Entrx shares of common stock as were represented by such Metalclad stock certificates prior to the Reincorporation.

     After the Merger is consummated, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, NY 10038, will act as exchange agent to effect the exchange of Metalclad common stock certificates for Entrx common stock certificates. After the Effective Time, Entrx will mail to all Shareholders a Letter of Transmittal with respect to the exchange of shares. Upon surrender of all the certificates of Metalclad stock registered in the name of a holder of such certificates (or an indemnity satisfactory to Entrx that such certificates are lost, stolen or destroyed), together with a properly completed letter of transmittal, Entrx will mail to such holder a certificate or certificates representing shares of common stock of Entrx. DO NOT SEND IN YOUR CERTIFICATES UNTIL AFTER YOU RECEIVE TRANSMITTAL DOCUMENTS. Until such exchange is completed, previously outstanding Metalclad stock will constitute “good delivery” in connection with sales or transfers through a broker, or otherwise, of shares of Entrx,

     The Reincorporation will not result in any change to the daily business operations of Metalclad or the present location of the principal executive offices of Metalclad in Minneapolis, Minnesota. The consolidated financial condition and results of operations of Entrx immediately after the consummation of the Reincorporation will be substantially identical to that of Metalclad immediately prior to the consummation of the Reincorporation.

     In addition, at the Effective Time, the Board of Directors of Entrx will consist of those persons immediately prior to the Merger who are directors of Metalclad (all of whom are nominees for reelection at the Meeting), and the individuals serving as executive officers of Metalclad immediately prior to the Merger will serve as executive officers of Entrx immediately following the Merger.

     Pursuant to the Merger Agreement, each option or right to purchase a share of Metalclad common stock outstanding prior to Effective Time will become an option or right to purchase a share of Entrx common stock upon the same terms and conditions as existed immediately prior to the Effective Time of the Merger.

Comparison of Shareholders’ Rights

     The rights of Metalclad’s shareholders are currently governed by the Delaware Law, and Metalclad’s Certificate and Bylaws. Upon completion of the Reincorporation, the old

Metalclad shareholders will become Entrx shareholders and will be governed by the Minnesota Act, and the Entrx Articles and Entrx Bylaws. Some of the material differences between Minnesota Act and Delaware Law, and the rights of a Metalclad shareholder under the Metalclad Certificate and Metalclad Bylaws, as compared to the rights of an Entrx shareholder under the Entrx Articles and Entrx Bylaws. are summarized in the “COMPARISON OF MINNESOTA AND DELAWARE CORPORATE LAW” attached as Exhibit A. This discussion is not intended to be a complete statement of the differences affecting the rights of Shareholders and is qualified in its entirety by reference to the corporate documents of each corporation.

     A vote in favor of the proposed Reincorporation will also constitute approval of the Entrx Articles and Bylaws. In addition, a vote in favor of the proposed Reincorporation will constitute approval of the assumption by Entrx of the Metalclad benefit plans, including the 2000 Omnibus Stock Option and Incentive Plan, and the contractual obligations of Metalclad, and the substitution of shares of Entrx common stock for shares of Metalclad common stock, as the security to be received upon exercise of options granted in the future under the existing 2000 Omnibus Stock Option and Incentive Plan.

Tax Consequences of the Reincorporation

     The Reincorporation is intended to be tax-free under the Internal Revenue Code of 1986, as amended. Accordingly, it is anticipated that no gain or loss will be recognized by the Metalclad shareholders for federal income tax purposes as a result of the consummation of the Reincorporation. Each such shareholder will have a tax basis in the shares of capital stock of Entrx equal to the tax basis of the shares of capital stock as a capital asset, and each shareholder’s holding period for the shares of capital stock of Entrx will include the holding period of the shares of capital stock deemed exchanged therefor. No gain or loss will be recognized for federal income tax purposes by Entrx, and Entrx will succeed, without adjustment to the tax attributes of Metalclad. Metalclad has not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reincorporation.

     The foregoing is only a summary of anticipated federal income tax consequences. SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF THE LAWS OF ANY STATE OR OTHER JURISDICTION.

Proposal No. 4
AMEND ARTICLES OF INCORPORATION

Contingent Nature of Proposal

     If the Metalclad shareholders fail to approve Proposal No. 3, relating to reincorporating Metalclad as a Minnesota corporation, by the requisite vote of two-thirds of the outstanding shares, exclusive of those held by Wayne W. Mills, Proposal 3 will be deemed not to have passed and Proposal No. 4, to amend Metalclad’s Certificate of Incorporation, will be presented to the shareholders for approval at the Meeting. If Proposal No. 3 is passed by the requisite vote, Proposal No. 4 will not be voted upon.

Proposal

     The Board of Directors is proposing that the Certificate of Incorporation of Metalclad be amended to change the name of Metalclad to Entrx Corporation, and to increase the authorized capital stock of Metalclad from 81,500,000 shares, consisting of 80,000,000 shares of common stock having a par value of $0.10 per share, and 1,500,000 shares of preferred stock having a par value of $10.00, to 85,000,000 shares, consisting of 80,000,000 shares of common stock having a par value of $0.10 per share, and 5,000,000 shares of preferred stock having a par value of $1.00 per share.

     MANAGEMENT RECOMMENDS A VOTE IN FAVOR OF THE PROPOSED AMENDMENTS TO METALCLAD’S CERTIFICATE OF INCORPORATION, AND THE PROXIES WILL BE VOTED IN FAVOR OF SUCH AMENDMENTS OR AS OTHERWISE DIRECTED.

Specific Language of Amendment

     If approved by the Shareholders, the existing “FIRST” and “FOURTH” Sections of Metalclad’s Certificate of Incorporation as they now read, would be amended in their entirety to read as follows:

“FIRST:	The name of the Corporation (hereinafter called the “Corporation”) is Entrx Corporation.”

“FOURTH:

4.1	The total number of shares of stock which the Corporation shall have authority to issue is 85,000,000, of which 80,000,000 shares shall be Common Stock having a par value of $0.10 per share, and 5,000,000 shares shall be Preferred Stock having a par value of $1.00 per share.

4.2	Each share of issued and outstanding Common Stock shall have one vote, and shall be entitled to dividends thereon as and if declared by the Board of Directors.

4.3	Preferred Stock may be issued in one or more series as determined by the Board of Directors, and, to the extent not prohibited by law, the Board of Directors may by resolution or resolutions, in respect of the Preferred Stock or any series thereof, designate each such series, and designate the powers, preferences, qualifications, limitations and restrictions of the Preferred Stock and each such designated series.

Purpose and Effect of the Amendments

     The proposed change of Metalclad’s name from Metalclad Corporation to Entrx Corporation is intended to reflect current management’s plan to change the focus of and diversify Metalclad’s business. Metalclad’s subsidiary, Metalclad Insulation Corporation, will continue to use the name in connection with its insulation and asbestos abatement contracting business.

     The small increase in Metalclad’s authorized shares from 81,500,000 to 85,000,000 shares, including primarily the increase in the number of preferred shares from 1,500,000 to 5,000,000 shares, is being proposed to allow the Board of Directors to use Metalclad’s preferred stock to effect future financing and strategic transactions in connection with Metalclad’s plan to change the focus of and diversify Metalclad’s business. There are currently 7,674,015 shares of Metalclad’s common stock, and no shares of preferred stock, outstanding. Metalclad does not currently have any specific plan to issue new shares of common or preferred stock. Since the Board of Directors can issue shares of authorized capital stock without shareholders approval, the increase in capital stock will allow the Board of Directors to dilute the voting interests of current shareholders to a greater degree.

     The amendment to the FOURTH Section of the Certificate of Incorporation involves the substitution of the language proposed above for the existing language of the FOURTH Section. Existing provisions of that Section go into significant detail in describing the powers, rights and preferences which may be established for preferred shares; however, both the existing FOURTH Section and the proposed amended FOURTH Section leave it up to the Board of Directors to determine those powers, rights and preferences.

     The Board of Directors will continue to have great flexibility in establishing the terms of preferred stock in order to obtain future financing, or to structure acquisitions and allow strategic transactions. The proposed increase in the number of authorized preferred shares of capital stock, and the flexibility in structuring the terms and conditions of preferred stock may be viewed as giving the Board of Directors the ability to make a takeover attempt more difficult, such as using the shares in a counter offer for the shares of a bidder and issuing preferred shares to persons friendly to management with superior voting rights to those held by common stock holders.

     The use of the increased preferred stock as an anti-takeover device is not a consideration in management’s recommendation to approve the amendment to Metalclad’s Certificate of Incorporation, and no such use is currently contemplated.

EXECUTIVE COMPENSATION

Information Concerning Non-Director Executive Officers

     The names, ages, positions and business experience of Metalclad’s non-director executive officers, as of the date of this Proxy Statement, are as follows:

Name	Age	Position

Brian D. Niebur	39	Treasurer and Chief Financial Officer
Robert D. Rizzo	56	President of Metalclad Insulation Corporation

     Brian D. Niebur has been employed part time by Metalclad as its Treasurer and Chief Financial Officer since February 13, 2002. Mr. Niebur is a certified public accountant, and since July, 2000, has acted as a vice president and controller for Wyncrest Capital, Inc. in Minneapolis, Minnesota, a privately held venture capital firm. Mr. Niebur’s primary duties for Wyncrest Capital, Inc. are to act as chief financial officer for Marix Technologies, Inc., a development stage software company in which Wyncrest Capital, Inc. has made an equity investment. From August, 1997 until July, 2000, Mr. Niebur was the controller for Vital Images, Inc., a developer and marketer of medical visualization and analysis software, in Plymouth, Minnesota. Mr. Niebur was the vice president and controller of IVI Publishing, Inc. in Eden Prairie, Minnesota, from September, 1993 until August, 1997. IVI Publishing, Inc. was an electronic publisher of health and medical information.

     Robert D. Rizzo has been the President and Chief Executive Officer, an employee, and a member of the Board of Directors of Metalclad Insulation Corporation, a wholly owned subsidiary of Metalclad, since November, 1999. Prior to November, 1999, Mr. Rizzo was a project manager at PDG Environmental, Inc., in Pittsburg, Pennsylvania, since November, 1997. PDG Environmental, Inc. is engaged in asbestos abatement. From 1995 until November 1997, Mr. Rizzo was a general manager with Smith Technology, Inc., an architectural and engineering firm specializing in hazardous waste abatement in Newport Beach, California.

Summary Compensation Table

     The following table sets forth certain compensation information for: (1) each person who served as the Chief Executive Officer of Metalclad at any time during the year ended December 31, 2001, regardless of compensation level, and each of the other executive officers, other than the Chief Executive Officer, serving as executive officers at December 31, 2001. The foregoing persons are collectively referred to in this Proxy Statement as the “Named Executive Officers.” Compensation information is shown for fiscal years 1999, 2000 and 2001.

					Long Term Compensation

		Annual Compensation			Awards

					Restricted	Securities
				Other Annual	Stock	Underlying	All Other
		Salary	Bonus	Compensation	Awards	Options/SARs	Compensation
Name/Principal Position	Year	($)	($)	($)	($)	(#)	($)

Grant S. Kessler (1)
President and Chief	2001	250,000	480,000	25,920	—	200,000	—
Executive Officer	2000	250,000	50,000	25,920	—	250,000	—
	1999	250,000	50,000	25,920	—	170,000	—
Anthony C. Dabbene (1)
Treasurer and Chief	2001	180,000	360,000	6,000	—	150,000	—
Financial Officer	2000	180,000	36,000	6,000	—	200,000	—
	1999	180,000	36,000	6,000	—	100,000	—
Robert D. Rizzo (2)
President of Metalclad	2001	130,000	40,000	—	—	—	—
Insulation Corporation	2000	120,024	24,000	19,106	—	10,000	—
	1999	14,375	—	—	—	—	—

(1)	Terminated employment on February 13, 2002.
(2)	Commenced employment in November, 1999.

Option Grants in Last Fiscal Year

     The following table provides certain information regarding options to purchase shares of Metalclad’s Common Stock granted to the Named Executive Officers during the year ended December 31, 2001.

Individual Grants

Potential Realizable
	Number of				Value of Assumed
	Securities	Percentage of Total			Annual Rates of Stock
	Underlying	Options/SARs			Price Appreciation
	Options/SARs	Granted to			for Option Term
	Granted	Employees in Fiscal	Exercise or Base	Expiration
Name	(#)	Year 2001	Price ($/Share)	Date	5% ($)	10% ($)

Grant S. Kessler	200,000	55.6%	2.00	6/1/11	251,156	637,500
Anthony C. Dabbene	150,000	41.7%	2.00	6/1/11	188,669	478,125

Aggregated Option Exercises and Year End Option Values

     The following table provides certain information regarding the exercise of stock options to purchase shares of Metalclad’s Common Stock during the year ended December 31, 2001, by the Named Executive Officers, and the fiscal year-end value of stock options held by such officers.

		Number of Securities
		Underlying Unexercised		Value of Unexercised
	Shares	Options/SARs at		In-the-Money Options/SARs
	Acquired on	Fiscal Year End (#)		at Fiscal Year End ($)
Name	Exercise (#)	Exercisable/Unexercisable)		(Exercisable/Unexercisable) (1)

Grant S. Kessler	None	253,333	366,667(2)	0	12,000
Anthony C. Dabbene	None	166,667	283,333(2)	0	8,000
Robert D. Rizzo	None	3,334	6,666	0	0

(1)	Based on a fiscal year end of December 31, 2001 and a closing Common Stock trade price of $2.06 per share on December 31, 2001. The value of in-the-money options is calculated as the difference between the fair market value of the Common Stock underlying the options at fiscal year end and the exercise price of the options. Exercisable options refer to those options that are exercisable as of December 31, 2001, while unexercisable options refer to those options that become exercisable at various times thereafter.

(2)	Upon the termination of employment on February 13, 2002, all 620,000 shares under option granted to Mr. Kesler vested, with an in-the-money value on that date of $140,000, and all 450,000 shares under options granted to Mr. Dabbene vested, with an in-the-money value on that date of $105,000. The in-the-money values are based upon a closing trade price of $2.70 on February 13, 2002.

Compensation Committee Report

     As the Compensation Committee of Metalclad Corporation (the “Company”), it is our duty to review and recommend the compensation levels for members of Metalclad’s management, evaluate the performance of management and the administration of Metalclad’s various incentive plans.

     The policies and underlying philosophy governing Metalclad’s compensation program are to maintain a comprehensive program that is competitive in the marketplace, provide opportunities integrating salary and stock rights to compensate short and long term performance of management, recognize and reward individual accomplishments and allow Metalclad to retain seasoned executives who are essential to Metalclad’s success.

     In determining management’s compensation, this Committee evaluates the compensation paid to management based on their performance, their experience, and the stage of development of Metalclad. The Committee also takes into account such relevant external factors as general economic conditions, stock price performance, and stock market prices generally.

     Management compensation is composed of salary, bonuses, and options to purchase shares of Common Stock at the fair market value on the date of grant. The Company entered into employment agreements with Messrs. Kesler and Dabbene in January, 1998, which established base salaries and minimum bonus amounts. In January, 2002, these contracts were amended and restated to reflect changes in the compensation of both officers and to clarify the intent of the parties in the contract language. Additionally, Mr. Kesler’s contract was amended to incorporate forgiveness of his debt to Metalclad over the three year term of the amended contract, as long as he remained employed by Metalclad.

     The base salaries for executive officers are determined by evaluating the responsibilities of the positions held, the individual experience, the competitive marketplace, the individual’s performance of responsibilities and the individual’s overall contribution to Metalclad. On January 1, 2002 both Mr. Kesler and Mr. Dabbene received salary increases. Prior to these increases, Mr. Kesler’s last salary increase had been in 1997 and Mr. Dabbene’s last salary increase had also been in 1997. The number of options granted is scaled to the salary of each individual officer.

     The Committee considers and recommends stock option grants under Metalclad’s stock option plans for key employees and others who make substantial contributions to the long-term financial success of Metalclad. The Company and the Committee believe that stock options provide strong incentive to increase the value of stockholders’ interests. Stock options grants are believed by the Committee to help focus management on the long-term success of Metalclad. The amount of any stock option grant is based primarily on an individual’s responsibilities and position with Metalclad. Individual awards of options are effected by the Committee’s subjective evaluation of factors it deems appropriate such as the assumption of responsibilities, competitive factors and achievements. During 2001 options were granted to Messrs. Kesler and Dabbene for the purchase of 200,000 and 150,000 shares, respectively, at an exercise price of $2.00 per share.

     Significant to the Committee’s recommendations concerning executive compensation and option grants are significant events which have occurred over time as well as objectives set for the coming year. With regard to the year ended December 31, 2001, Metalclad (a) increased revenues and profits in its insulation business; (b) obtained settlement of the NAFTA claim in amount of $16 million and (c) obtained the additional capital necessary to support Metalclad’s operations until receipt of the NAFTA settlement monies. Additionally, Metalclad was able to realize the full settlement value, with minimal cost and tax impacts.

     The executive officers devoted substantial time and effort in achieving the aforementioned objectives while at the same time devoting significant time to the daily affairs of Metalclad. Based on the performance of management in achieving these objectives in 2001 and the financial condition of Metalclad, Messrs. Kesler and Dabbene were granted stock options as described above and awarded a special bonus related to the NAFTA settlement in the amount of $440,000 for Mr. Kesler and $360,000 for Mr. Dabbene. Additionally, Mr. Kesler was awarded an incentive bonus of $40,000. Mr. Dabbene did not receive any incentive bonus.

Compensation Committee

/s/ J. Thomas Talbot J. Thomas Talbot, Chairman

/s/ Raymond J. Pacini Raymond J. Pacini, Member

CERTAIN TRANSACTIONS

Transactions with Executive Officers

     Effective January 1, 2002, Metalclad entered into Amended and Restated Employment Agreements (the “Amended Agreements”) between the then President of Metalclad, Grant S. Kesler, and the then Treasurer and Chief Executive Officer of Metalclad, Anthony C. Dabbene. The Amended Agreements increased the salaries of Messrs. Kesler and Dabbene from $250,000 and $180,000, to $300,000 and $216,000, respectively, changed the definition of a change in control of Metalclad to include a change in the composition of the Board of Directors, and provided for an increase in the amount of severance payments and benefits which would be payable to each in the event they resigned after a change of control.

     As a result of the resignations of Messrs. Kesler and Dabbene, as set forth under “Change in Control” below, and in lieu of compensation which would otherwise be due under change of control provisions contained in their Amended Agreements, Metalclad issued Mr. Kesler 140,000 shares of Metalclad’s common stock, forgave a loan due from Mr. Kesler in the amount of $543,000 in exchange for future consulting services and paid Mr. Kesler $832,000 in cash, and issued Mr. Dabbene 86,000 shares of Metalclad’s common stock and paid Mr. Dabbene $637,000 in cash. In addition, all outstanding unvested stock options held by Messrs. Kesler and Dabbene were immediately vested and became exercisable. Messrs. Kesler and Dabbene have each agreed to act as a consultant to Metalclad under two-year and three-month consulting agreements, respectively. In addition to the payment discussed above, Mr. Dabbene’s compensation for consulting was $5,000 per month. A portion of the cash payments due to Mr. Kesler and Mr. Dabbene ($482,000 and

$425,000, respectively) was deposited by Metalclad as income and payroll tax withholding on the total compensation paid to each of them.

Change in Control

     Wayne Mills commenced an acquisition of Metalclad shares in November 2000 for investment purposes, with the then understanding and encouragement of Metalclad’s management. In January 2001, Mr. Mills filed with Metalclad and the Securities and Exchange Commission a report on form Schedule 13D reporting the acquisition of more than ten percent of the outstanding shares of the corporation by Mr. Mills, his wife and a company (Blake Capital Partners, LLC) controlled by Mr. Mills. Mr. Mills stated the shares were acquired for investment purposes and not with an intent to obtain control of Metalclad.

     In December 2001, Mr. Mills amended his Schedule 13D to report a determination by Mr. Mills to undertake efforts to change the management of Metalclad. Mr. Mills indicated he would seek the cooperation of the then current members of Metalclad’s management and, if those efforts were not successful, would solicit the shareholders of Metalclad to elect replacement members to the Metalclad Board of Directors.

     In February 2002, as a result of negotiations among Mr. Mills and members of the Metalclad management, and in order to avoid the cost and disruption to Metalclad’s business that would likely result from shareholder solicitations, (i) Grant Kesler, Anthony Dabbene and Bruce Haglund resigned as members of the corporation’s Board of Directors; (ii) Mr. Mills, Gary Copperud, Kenneth Brimmer and Joseph Senser were elected to the corporation’s Board of Directors; and (iii) Mr. Mills and Brian Niebur were, respectively, appointed as Metalclad’s Chief Executive Officer and Chief Financial Officer.

     Mr. Mills reported that he, his spouse, and Blake Capital Partners, LLC used personal funds to acquire their Metalclad shares. He further reported the purchases were made as open market acquisitions.

     In connection with the change in management of Metalclad, employment agreements with Mr. Kesler and Mr. Dabbene were amended, consulting agreements were made with them and a debt owed to Metalclad by Mr. Kesler was forgiven. The terms of such amendments, consulting agreements and debt forgiveness are described under “Transactions with Executive Officers” above.

Vesting of Directors’ Options

     As a result of the change in control discussed above, options granted to four non-executive officers of Metalclad who served as members of the Board of Directors became fully vested in February, 2002. The following table illustrates the shares that would have been vested as of June 14, 2002, without the change in control, and the total shares that vested as a result of the change in control:

	Vested Shares

	Without Change	After Change
	in Control	in Control

J. Thomas Talbot	51,668	95,000
Raymond Pacini	51,668	95,000
Daniel Lane	0	25,000
Bruce Haglund	51,668	95,000

Loan to Affiliate of Wayne Mills

     On December 10, 2001, Metalclad loaned Blake Capital Partners, LLC (“Blake Capital”) a Minnesota limited liability company, $1,250,000 under a non-recourse secured note (the “Note”) which Blake Capital used to acquire an equity interest in an entity unrelated to Metalclad. Blake Capital is wholly owned by Wayne W. Mills who later became a director and the President of Metalclad on February 13, 2002. The Note with interest at the rate of 6% per annum, is due June 10, 2002. Blake Capital can extend the note to for up to 90 days beyond June 10, 2002, in which case the rate of interest increases to 12% per annum during that 90 day period.

     As security for the loan, Wayne Mills pledged 500,000 shares of Metalclad’s common stock, under the terms of a pledge agreement (the “Pledge Agreement”) dated as of December 10, 2001. The Pledge Agreement provides that Mr. Mills will retain voting power over the 500,000 shares until such shares are either cancelled or sold to satisfy the loan under the terms of the Note and Pledge Agreement. To satisfy its obligations under the Note, all or a portion of the 500,000 shares can be sold at the direction of Blake Capital, in which case the proceeds of such sale will be applied against the principal and interest due under the Note, or Blake Capital can request that they be cancelled, in which case they will carry a value of $2.50 per share which may be applied against the amount due under the Note. If the Note is in default, Metalclad can cancel the shares at a value of $2.50 per share, and apply the amount cancelled against the principal and interest due under the Note.

     Since the Note is non-recourse to Blake Capital, neither Blake Capital nor Mr. Mills has any personal liability under the Note, and Metalclad’s only recourse for repayment of the Note is the 500,000 shares of Metalclad common stock pledged as security.

     The loan was made to Mr. Mills when he owned more than 15% of the outstanding common stock of Metalclad. As a result, the loan was likely in violation of Section 203 of the Delaware Corporation Law. Neither Mr. Mills nor the management of Metalclad was aware of the provisions of said Section 203 at the time the loan was made (see “Proposal No. 3 — CHANGE OF INCORPORATION TO MINNESOTA — Reason for Two Thirds Vote Requirement.”)

STOCK PERFORMANCE GRAPH

     The graph below provides an indication of the cumulative return on Metalclad’s common stock as compared to the NASDAQ stock index and to eight specialty trade contractors (including Metalclad) whose common stock is traded in the NASDAQ market for the period January 1, 1997 through December 31, 2001. The graph is presented on the assumption that $100 was invested at the close of the market on December 31, 1996, in shares of Metalclad common stock, in the NASDAQ stock market index, and in the eight specialty trade contractors, weighted on the basis of the closing market price as of December 31, 1996, with all dividends reinvested.

COMMON STOCK OWNERSHIP

Share Ownership of Management

     The following table sets forth certain information as of the record date with respect to the shares of Common Stock beneficially owned by: (i) each director; (ii) each executive officer; and (iii) all current executive officers (regardless of salary and bonus level) and directors as a group. Unless otherwise indicated, the shareholders listed in the table below have sole voting and investment powers with respect to the shares indicated:

	Number of
	Common Shares		Percentage of
	Beneficially		Outstanding
Name of Beneficial Owner	Owned		Shares (7)

Wayne W. Mills	1,720,000	(1)	22.4
Kenneth W. Brimmer	116,700	(2)(3)	1.5
Gary W. Copperud	123,430	(3)	1.6
Joe M. Senser	16,700	(3)	*
J. Thomas Talbot	115,000	(4)	1.5
Raymond Pacini	95,400	(4)	1.2
Daniel D. Lane	40,000	(5)	*
Brian D. Niebur	0		N/A
Robert D. Rizzo	3,334	(6)	*
All executive officers and directors as a group (9 persons)	2,230,564	(7)	28.1

*	Less than 1%

(1)	Includes 400,000 shares which are owned by Blake Capital Partners, LLC which is wholly owned by Mr. Mills, 400,000 shares which are owned by Mr. Mill’s Individual Retirement Account, and 275,000 shares which are owned by Mr. Mills’ spouse and to which Mr. Mills disclaims beneficial ownership.

(2)	Includes 15,000 shares which are owned by Mr. Brimmer’s Individual Retirement Account, and 5,000 shares which are owned by the Individual Retirement Account of Mr. Brimmer’s spouse, and to which he disclaims any beneficial interest.

(3)	Includes 16,700 shares that each of Messrs. Brimmer, Copperud and Senser have the right to acquire as of June 25, 2002 upon exercise of outstanding stock options.

(4)	Includes 95,000 shares that each of Messrs. Talbot and Pacini have the right to acquire as of June 25, 2002 upon exercise of outstanding stock options at prices ranging from $2.00 to $3.00 per share.

(5)	Includes 25,000 shares that Mr. Lane has the right to acquire as of June 25, 2002 upon exercise of outstanding stock options at $2.00 per share.

(6)	The 3,334 shares may be acquired by Mr. Rizzo as of June 25, 2002 at $3.00 per share.

(7)	The percentage of outstanding shares of common stock as shown in the table above is calculated on 7,674,015 shares outstanding, as of April 26, 2002, plus it assumes in each case that the shareholder exercised all options available to that person which would vest as of June 25, 2002.

Share Ownership of Certain Beneficial Owners

     The following table sets forth the name, address, number of shares of Metalclad’s common stock beneficially owned, and the percentage of the outstanding shares of common stock such shares represent, at each person or group of persons, known by Metalclad to beneficially own more than 5% of Metalclad’s outstanding common stock:

	Number of
	Common Shares	Percentage of
Name and Address	Beneficially	Outstanding
of Beneficial Owner	Owned	Shares (4)

Wayne W. Mills	1,720,000 (1)	22.4
5020 Blake Road
Edina, MN 55436
Grant S. Kesler	793,000 (2)	9.6
3739 Brighton Point Drive
Salt Lake City, UT 84121
Anthony C. Dabbene	548,600 (3)	6.8
26921 Magnolia Court
Laguna Hills, CA 92653

(1)	Includes 400,000 shares which are owned by Blake Capital Partners, LLC, which is owned by Mr. Mills, 400,000 shares which are owned by Mr. Mills Individual Retirement Account and 275,000 shares which are owned by Mr. Mills’ spouse and to which Mr. Mills disclaims beneficial ownership. Mr. Mills has pledged 500,000 shares to secure a loan from Metalclad. (See “CERTAIN TRANSACTIONS” — Loan to Affiliate of Wayne Mills”)

(2)	Includes 620,000 shares which Mr. Kesler may purchase under currently exercisable options for Metalclad’s common stock at prices ranging from $2.00 to $3.00 per share.

(3)	Includes 450,000 shares which Mr. Dabbene may purchase under currently exercisable options for Metalclad’s common stock at prices ranging from $2.00 to $3.00 per share.

(4)	The percentage of outstanding shares of common stock shown in the table above is calculated based upon 7,674,015 shares outstanding as of the close of business on April 26, 2002, plus it assumes in each case that the shareholder exercised all options available to that person which would vest on or before June 25, 2002.

Reporting Under Section 16(a) of the Securities Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires executive officers and directors of Metalclad, and persons who beneficially own more than 10 percent of Metalclad’s outstanding shares of Common Stock, to file initial reports of ownership and reports of changes in ownership of securities of Metalclad with the Securities and Exchange Commission (“SEC”) and the NASDAQ Stock Market. Officers, directors and persons owning more than 10 percent of Metalclad’s outstanding Common Stock are required by SEC regulation to furnish Metalclad with copies of all Section 16(a) forms filed. Based solely on a review of the copies of such reports and amendments thereto furnished to or obtained by Metalclad or written representations that no other reports were required, Metalclad believes that during the year ended December 31, 2001, all filing requirements applicable to its directors, officers or beneficial owners of more than 10 percent of Metalclad’s outstanding shares of Common Stock were complied with.

AUDIT COMMITTEE REPORT

     The following Audit Committee report shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 nor incorporated by reference into any document so filed.

     The purpose of the Audit Committee is to assist the Board in its oversight of management’s conduct of the Company’s financial reporting process. The Audit Committee reviewed and discussed with management of the Company and Moss Adams LLP the audited financial statements of the Company contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001. Management is responsible for the Company’s internal controls and the financial reporting process. Moss Adams LLP is responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

     The Audit Committee discussed with Moss Adams LLP the matters required by Codification of Statements on Auditing Standards No. 61. The Audit Committee also received and reviewed the written disclosures and the letter from Moss Adams LLP required by the Independence Standards Board Standard No. 1, and discussed with that firm its independence from the Company. The Audit Committee discussed with management of the Company and Moss Adams LLP such other matters and received such assurances as the Audit Committee deemed appropriate.

     The Audit Committee considered the effect that provision of all other non-audit related fees may have on the independence of Moss Adams LLP. The Audit Committee has determined that provision of those services is compatible with maintaining the independence of Moss Adams LLP as the Company’s principal accountants.

     Based on the foregoing review and discussions and a review of the report of Moss Adams LLP , and relying thereon, the Audit Committee recommended the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

The Audit Committee Of the Board of Directors

/s/ Raymond J. Pacini Raymond J. Pacini, Chairman J. Thomas Talbot Daniel D. Lane

INDEPENDENT AUDITORS

Auditors

     The Board of Directors of Metalclad selected Moss Adams, LLP, certified public accountants, to audit the accounts of Metalclad for the year ended December 31, 2001, and to perform other appropriate accounting services for Metalclad as needed. No representative of such accounting firm will be present at the Annual Meeting of Shareholders to be held on June 14, 2002. Moss Adams, LLP has audited the accounts of Metalclad since 1998.

     On April 4, 2002, Moss Adams, LLP, resigned as Metalclad’s auditors. The report of Moss Adams, LLP on the financial statements of Metalclad for the years 2000 and 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. The resignation of Moss Adams, LLP was not sought, recommended or approved by the Audit Committee or Board of Directors of Metalclad. There were no disagreements between the management of Metalclad and Moss Adams, LLP, with respect to the financial statements of Metalclad Corporation for the years 2000 and 2001, or any interim period, or any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which were not resolved to the satisfaction of Moss Adams, LLP or which would have caused Moss Adams, LLP to make reference to the subject matter or any such disagreement in connection with rendering its report on those financial statements.

     On April 16, 2002, upon the recommendation of the Audit Committee, Metalclad engaged Virchow Krause & Company, LLP, certified public accountants with offices in Minneapolis, Minnesota, to audit Metalclad’s financial statements for 2002. Metalclad has not previously engaged Virchow Krause & Company, LLP on any matter.

Audit Fees

     Moss Adams, LLP billed Metalclad $52,270 for the audit of Metalclad’s financial statements for the year ended December 31, 2001, and the review of Metalclad’s financial statements, including those included in Metalclad’s Forms 10-Q filed with the Securities and Exchange Commission.

All Other Fees

     Moss Adams, LLP billed Metalclad $27,510 for services rendered in 2001, other than those disclosed under “Audit Fees” above, including $14,350 for tax related matters. The Audit Committee reviewed these other fees, and found them compatible with Moss Adams, LLP’s independence.

SHAREHOLDER PROPOSALS

     Proposals that shareholders may wish to present at the annual meeting of Metalclad’s shareholders in 2003 must be received by Metalclad in writing at 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota, 55402, prior to January     , 2003 (120 days or more before the date of this Proxy Statement), in order to be included in the proxy statement and form of proxy relating to that meeting.

     Metalclad’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, without the exhibits listed in the Form 10-K, has been furnished to each shareholder of record as of April 26, 2002, and has been furnished to nominees of street-name shareholders in sufficient quantities to be provided to all benefitted shareholders on April 26, 2002. If, however, you as a record or beneficial shareholder on the record date did not receive a copy of the Annual Report on Form 10-K, you may request in writing that a copy be mailed to you, making a representation (in the case of a street name shareholder) that you were a beneficial owner of Metalclad’s shares on the record date. Upon such request, the Form 10-K Annual Report will be mailed to you without charge. If you would like a copy of any of the exhibits listed in the Form 10-K Annual Report, we will send mail you a copy upon request and upon the payment of $5.00 per document, and $0.25 per page. All requests should be made in writing and addressed to Brian Niebur, Chief Financial Officer, Metalclad Corporation, 800 Nicollet Mall, Suite 2600, Minneapolis, Minnesota 55402.

     A form of Proxy is enclosed for your use. Please date, sign and return the Proxy at your earliest convenience. Prompt return of your Proxy will be appreciated.

Exhibit A

COMPARISON OF MINNESOTA AND DELAWARE CORPORATE LAW

     The rights and preferences of the holders of Metalclad’s capital stock are presently governed by the Delaware General Corporation Law (the “Delaware Law”). Upon the Reincorporation, these rights and preferences will be governed by the Minnesota Business Corporation Act (the “Minnesota Act”). Although the Minnesota Act and Delaware Law currently in effect are similar in many respects, certain differences will affect the rights of Metalclad shareholders if the Merger is consummated. The following discussion summarizes certain differences and is qualified in its entirety by reference to the full text of the Minnesota Act and the Delaware Law.

Anti-Takeover Legislation. Both the Minnesota Act and the Delaware Law contain provisions intended to protect shareholders from individuals or companies attempting a takeover of a corporation in certain circumstances. The Articles of Incorporation of Entrx (the “Entrx Articles”) and Certificate of Incorporation of Metalclad (the “Metalclad Certificate”) do not contain any anti-takeover provisions. The anti-takeover provisions of the Minnesota Act and Delaware Law differ in a number of respects, and it is not practical to summarize all such differences here. However, the following is a summary of certain significant differences.

     Business Combinations. Both the Minnesota Act and Delaware Law have different business combination statutes that are intended primarily to deter highly leveraged takeover bidders who propose to use the target’s assets as collateral for the offeror’s debt financing and to liquidate the target, in whole or in part, to satisfy financing obligations. Both the Minnesota Act and the Delaware Law permit a corporation to “opt out” of the business combination statute by electing to do so in its articles or certificate of incorporation or bylaws. The Entrx Articles “opt out” of the business combination provisions, but the Metalclad Certificate does not. Under Section 203 of the Delaware Law, a shareholder who has acquired 15% or more of the outstanding voting stock of a corporation without prior approval of the Board of Directors, is precluded from engaging in certain transactions for three years after acquiring the 15% interest. The transactions precluded include a merger, transfer of assets to the 15% shareholder, increases in the 15% shareholder’s proportionate share of the corporation’s voting stock, and loans, advances, guarantees and pledges made for the 15% shareholder’s benefit.

     Control Share Acquisition. The Entrx Articles opt out of the Minnesota Act’s control share acquisition statute that establishes various disclosure and shareholder approval requirements to be met by individuals or companies attempting a takeover. Except as discussed above, Delaware Law has no comparable provision.

     Other Anti-Takeover Provisions. The Minnesota Act includes three other provisions relating to takeovers that are not included in the Delaware Law. These provisions address a corporation’s use of the golden parachutes, greenmail and the standard of conduct of the Board of Directors in connection with the consideration of takeover proposals. The Minnesota Act contains a provision which prohibits a publicly-held corporation from entering into or amending agreements (commonly referred to as golden parachutes) that increase current or future compensation of any officer or director during any tender offer or request or invitation for tenders. The Minnesota Act also contains a provision which limits the ability of a corporation to pay greenmail. The statute provides that a publicly-held corporation is prohibited from purchasing or agreeing to purchase any shares from a person who beneficially owns more than 5% of the voting power of Metalclad if the shares have been beneficially owned by that person for less than two years, and if the purchase price would exceed the market value of those shares. However, such a purchase will not violate the statute if the purchase is approved at a meeting of the shareholders by a majority of the voting power of all shares entitled to vote or if Metalclad’s offer is of at least equal value per share and to all holders of shares of the class or series and to all holders of any class or series into which the securities may be converted. The Minnesota Act authorizes the board of directors, in considering the best interests of Metalclad with respect to a proposed acquisition of an interest in Metalclad, to consider the interest of Metalclad’s employees, customers, suppliers and creditors, the economy of the state and nation, community and social considerations and the long-term as well as short-term interests of Metalclad and its shareholders, including the possibility that these interests may be best served by the continued independence of Metalclad.

Directors’ Standard of Care and Personal Liability. The Minnesota Act provides that a director shall discharge the director’s duties in good faith, in a manner the director reasonably believes to be in the best interests of Metalclad, and with the care an ordinary prudent person in a like position would exercise under similar circumstances. A director who so performs those duties may not be held liable by reason of being or having been a director of Metalclad. The Delaware Law provides that the board of directors has the ultimate responsibility for managing the business affairs of a Delaware corporation. In discharging this function, the Delaware Law holds directors to fiduciary duties of care and loyalty to Metalclad and its shareholders. The Delaware courts have held that the duty of care requires the exercise of an informed business judgment. An informed business judgment means that the directors have informed themselves of all material information reasonably available to them. Having become so informed, they then must act with requisite care in the discharge of their duties. Liabilities of directors of a Delaware corporation to Metalclad or its shareholders for breach of the duty of care requires a finding by the court that the directors were grossly negligent in their decision-making process. The duty of loyalty requires that, in making a business decision, directors act in good faith and with the honest belief that the action taken is in the best interests of Metalclad.

Limitation or Elimination of Director’s Personal Liability. The Minnesota Act provides that if the articles of incorporation so provide, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the articles may not limit or eliminate such liability for: (a) any breach of the directors’ duty of loyalty to Metalclad or its shareholders, (b) acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, (d) any transaction in which the director received an improper personal benefit, (e) certain violations of the Minnesota securities laws, and (f) any act or omission occurring prior to the date when the provision in the articles eliminating or limiting liability became effective. The Entrx Articles contain a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations.

     The Delaware Law provides that if the certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited, but that the liability of a director is not limited or eliminated for: (a) any breach of the director’s duty of loyalty to Metalclad or its shareholders, (b) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) the payment of unlawful dividends, stock repurchases or redemptions, or (d) any transaction in which the director received an improper personal benefit. The Metalclad Certificate contains a provision eliminating the personal liability of its directors for breach of fiduciary duty as a director, subject to the foregoing limitations. In addition, the Metalclad Certificate, unlike the Entrx Articles, provides that to the extent the Delaware Law is subsequently amended to authorize further limitations of the liability of a director, then the liability of the directors of Metalclad shall be eliminated to the fullest extent authorized under such subsequent amendment. Metalclad is not aware of any pending or threatened litigation to which the limitation of directors’ liability would apply.

Indemnification. The Minnesota Act generally provides for mandatory indemnification of persons acting in an official capacity on behalf of Metalclad if such person acted in good faith, received no improper personal benefit, acted in a manner the person reasonably believed to be in, or not opposed to, the best interests of Metalclad and, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The Delaware Law permits a corporation to indemnify officers, directors, employees, or agents and expressly provides that such indemnification shall not be deemed exclusive of any indemnification right provided under any bylaw, vote of shareholders or disinterested directors or otherwise. The Delaware Law permits indemnification against expenses and certain other liabilities arising out of legal actions brought or threatened against parties entitled to indemnity for their conduct on behalf of Metalclad, provided that each such person acted in good faith and in a manner such person reasonably believed was in or not opposed to the best interests of Metalclad. Indemnification is available in a criminal action only if the person seeking indemnity had no reasonable cause to believe that the person’s conduct was unlawful. The Delaware Law does not allow indemnification for directors in the case of an action by or in the right of Metalclad (including shareholder derivative suits) as to which such director shall have been adjudged to be liable to Metalclad unless indemnification (limited to expenses) is ordered by a court. The Entrx Bylaws generally provide for indemnification to the fullest extent permitted by the Minnesota Act. The Metalclad Bylaws provide for indemnification to the fullest extent permitted by the Delaware Law.

Shareholder Voting. Under both the Minnesota Act and Delaware Law, action on certain matters, including the sale, lease or exchange of all or substantially all of Metalclad’s property or assets, mergers, and consolidations and voluntary dissolution, must be approved by the holders of a majority of the outstanding shares. In addition, both states’ laws provide that the articles or certificate of incorporation may provide for a supermajority of the voting power of the outstanding shares to approve such extraordinary corporate transactions. Neither the Entrx Articles nor Metalclad Certificate contains such a provision.

Appraisal Rights in Connection with Corporate Reorganizations and Other Actions. Under the Minnesota Act and Delaware Law, shareholders have the right, in some circumstances, to dissent from certain corporate transactions by demanding payment in cash for their shares equal to the fair value of the shares as determined by agreement with Metalclad or by a court in an action timely brought by the dissenters. The Minnesota Act, in general, affords dissenters’ rights upon certain amendments to the articles of incorporation that materially and adversely affect the rights or preferences of the shares of the dissenting shareholder, upon the sale of substantially all corporate assets and upon merger or exchange by a corporation, including a merger such as that proposed in the Proxy Statement which primarily effects a change in the state of incorporation, and regardless of whether the shares of Metalclad are listed on a national securities exchange or widely held. The Delaware Law allows for dissenters’ rights only in connection with certain mergers or consolidations, and such rights exist for corporations whose shares are listed on a national securities exchange or held of record by more than 2,000 shareholders unless the certificate of incorporation provides otherwise (the Metalclad Certificate does not provide otherwise), or the shareholders are to receive in the merger or consolidation anything other than: (a) shares of stock of Metalclad surviving or resulting from such merger or consolidation, (b) shares of stock of any other corporation which at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,0000 shareholders, (c) cash in lieu of fractional shares of Metalclad describe in the foregoing clauses (a) and (b), or (d) any combination of (a), (b), or (c). The procedures for asserting dissenters’ rights under Delaware Law impose most of the initial costs of such assertion on the dissenting shareholder, whereas the Minnesota procedures pose little financial risk to the dissenting shareholder in demanding payment in excess of the amount Metalclad determined to be the fair value of its shares.

Action by Directors Without a Meeting. The Minnesota Act and Delaware Law each permit directors to take unanimous written action without a meeting in an action otherwise required or permitted to be taken at a board meeting. Minnesota Law further provides that a corporation’s articles of incorporation may provide that such written action, other than an action requiring shareholder approval, may be taken by the number of directors that would be required to take the same action at a meeting of the board at which all directors were present. The Entrx Articles do not contain such a provision. The Delaware Law requires that written actions by the board of directors must be unanimous. The Minnesota Act also provides that if the articles of incorporation or bylaws so provide, a director may give advance written consent or opposition to a proposal to be acted on at a board meeting; however, such consent or opposition of a director not present at a meeting does not constitute presence for determining the existence of a quorum. Neither the Entrx Articles nor the Entrx Bylaws contain such a provision. The Delaware Law contains no similar advance written consent or opposition provision.

Conflicts of Interest. Under both the Minnesota Act and Delaware Law, a contract or transaction between a corporation and one or more of its directors, or an entity in or of which one or more of Metalclad’s directors are directors, officers, or legal representatives or have a material financial interest, is not void or voidable solely by reason of the same, provided that the contract or transaction is fair and reasonable at the time it is authorized and is ratified by Metalclad’s shareholders after disclosure of the relationship or interest, or is authorized and is ratified by Metalclad’s shareholders after disclosure of the relationship or interest, or it is authorized in good faith by a majority of the disinterested members of the board of directors after disclosure of the relationship or interest. However, if the contract or transaction is authorized by the board, under the Minnesota Act the interested director may not be counted in determining the presence of a quorum and may not vote on such contract or transaction. The Delaware Law permits the interested director to be counted in determining whether a quorum of the directors is present at the meeting approving the contract or transaction, and further provides that the contract or transaction shall not be void or voidable solely because the interested director’s vote is counted at the meeting which authorizes the contract or transaction.

Treasury Shares under Delaware Law. The Minnesota Act does not allow treasury shares. Under the Delaware Law, a corporation may hold treasury shares and such shares may be held, sold, lent, pledged or exchanged by Metalclad. Such treasury shares, however, are not outstanding shares and therefore do not receive any dividends and do not have voting rights.

Classified Board of Directors. Both the Minnesota Act and Delaware Law permit a corporation’s bylaws to provide for a classified board of directors. The Delaware Law permits a corporation’s certificate of incorporation or bylaws to provide for a maximum of three classes. The Minnesota Act does not limit the number of classes. Neither the Entrx Bylaws nor the Metalclad Bylaws provide for a classified board of directors.

Removal of Director. Under the Minnesota Act, unless a corporation’s articles of incorporation or bylaws provide otherwise, and under Delaware Law a director may be removed with or without cause by the affirmative vote of shareholders owning a majority of the outstanding shares. Under the Minnesota Act, where there is cumulative voting, a director may not be removed if there are cast against such removal the votes of a proportion of the voting power sufficient to elect the director at an election of the entire board. Under the Delaware Act, where there is cumulative voting, a director may not be removed without cause if the votes cast against such director’s removal would be sufficient to elect such director at an election of the entire board. Under the Minnesota Act, a director named by the board to fill a vacancy in the board of directors may be removed by the affirmative vote of a majority of the other directors. A director of a Delaware corporation that has a classified board may be removed only for cause, unless the certificate of incorporation provides otherwise. Neither the Entrx Articles or Bylaws, nor the Metalclad Bylaws, provide for any contrary treatment.

Vacancies on Board of Directors. Under Minnesota Act, unless the articles of incorporation or bylaws provide otherwise: (a) a vacancy on a corporation’s board of directors may be filled by the vote of a majority of directors then in office, although less than a quorum, (b) a newly created directorship resulting from an increase in the number of directors may be filled by the board, and (c) any director so elected shall hold office only until a qualified successor is elected at the next regular or special meeting of shareholders. Under the Delaware Law, unless the bylaws provide otherwise, a vacancy on a corporation’s board of directors may be filled by the board of directors or other governing body.

Annual Meeting of Shareholders. The Minnesota Act provides that if a regular meeting if shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. The Delaware Law provides that if no date has been set for an annual meeting of shareholders over a period of 13 months after the last annual meeting, the Delaware court may order a meeting to be held upon the application of any shareholder or director.

Special Meetings of Shareholders. The Minnesota Act provides that the chief executive officer, the chief financial officer, two or more directors, a person authorized in the articles or bylaws to call a special meeting, or a shareholder holding 10% or more of the voting power of all shares entitled to vote, may generally call a special meeting of the shareholders. Under the Delaware Law, only the board of directors or those persons authorized by Metalclad’s certificate of incorporation or bylaws may call a special meeting of Metalclad’s shareholders. The Metalclad bylaws provide that a special meeting may be called only by the board of directors or a committee of the board of directors.

Voluntary Dissolution. The Minnesota Act provides that a corporation may be dissolved by the voluntary action of holders of a majority of a corporation’s shares entitled to vote at a meeting called for the purpose of considering such dissolution. The Delaware Law provides that voluntary dissolution of a corporation first must be deemed advisable by a majority of the board of directors and then approved by a majority of the outstanding stock entitled to vote. The Delaware Law further provides for voluntary dissolution of a corporation without action of the directors if all of the shareholders entitled to vote on such dissolution shall have consented to the dissolution in writing.

Involuntary Dissolution. The Minnesota Act provides that a court may dissolve a corporation in an action by a shareholder where: (a) the situation involves a deadlock in the management of corporate affairs and the shareholders cannot break the deadlock; (b) the directors have acted fraudulently, illegally, or in a manner unfairly prejudicial to Metalclad; (c) the shareholders are divided in voting power for two consecutive regular meetings to the point where successor directors are not elected; (d) there is a case of misapplication or waste of corporate assets; or (e) the duration of Metalclad has expired. The Delaware Law provides that courts may revoke or forfeit the charter of any corporation for misuse of its corporate powers, privileges or franchises.

Inspection of Shareholder Lists. Under the Minnesota Act, any shareholder has an absolute right, upon written demand, to examine and copy, in person or by a legal representative, at any reasonable time, Metalclad’s share register. Under the Delaware Law, any shareholder, upon written demand under oath stating the purpose thereof, has the right during the usual hours for business to inspect for any proper purpose a list of Metalclad’s shareholders and its other books and records, and to make copies or extracts therefrom.

Amendment of the Charter. Under the Minnesota Act, before the shareholders may vote on an amendment to the articles of incorporation, either a resolution to amend the articles must have been approved by the affirmative vote of the majority of the directors present at the meeting where such resolution was considered, or the amendment must have been proposed by shareholders holding 3% or more of the voting power of the shares entitled to vote. Amending the articles of incorporation requires the affirmative vote of the holders of the majority of the voting power present and entitled to vote at the meeting (and of each class, if entitled to vote as a class), unless the articles of incorporation require a larger proportion. The Minnesota Act provides that a proposed amendment may be voted upon by the holders of a class or series even if the articles of incorporation would deny that right, if among other things, the proposed amendment would increase or decrease the aggregate number of authorized shares of the class or series, change the rights or preferences of the class or series, create a new class or series of shares having rights and preferences prior and superior to the shares of that class or series or limit or deny any existing preemptive right of the shares of the class or series. Under the Delaware Law, the board of directors must adopt a resolution setting forth an amendment to the certificate of incorporation before the shareholders may vote on such amendment. Unless the certificate of incorporation provides otherwise, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also must approve the amendment.

Amendment of the Bylaws. The Minnesota Act provides that unless reserved by the articles of incorporation to the shareholders, the power to adopt, amend, or repeal a corporation’s bylaws is vested in the board of directors, subject to the power of the shareholders to adopt, repeal, or amend the bylaws. After adoption of initial bylaws, the board of directors of a Minnesota corporation cannot adopt, amend or repeal a bylaw fixing a quorum for meetings of shareholders, prescribing procedures for removing directors or filling vacancies in the board, or fixing the number of directors or their classifications, qualifications, or terms of office, but may adopt or amend a bylaw to increase the number of directors. The Entrx Articles do not reserve the power to amend the Entrx Bylaws to the shareholders. The Delaware Law provides that the power to adopt, amend, or repeal bylaws remains with Metalclad’s shareholders, but permits Metalclad, in its certificate of incorporation, to place such power in the board of directors. The Metalclad Certificate allows the board of directors to adopt, amend, or repeal the bylaws from time to time. Under both the Minnesota Act and Delaware Law, the fact that the power to adopt, amend, or repeal has been placed in the board of directors neither divests nor limits the shareholders’ power to adopt, amend or repeal bylaws.

Proxies. Both the Minnesota Act and Delaware Law permit proxies of definite duration. In the event the proxy is indefinite as to its duration, under the Minnesota Act it is valid for 11 months, under the Delaware Law, for three years.

Preemptive Rights. Under the Minnesota Act, shareholders have preemptive rights to acquire a certain fraction of the unissued securities or rights to purchase securities of a corporation before Metalclad may offer them to other persons, unless Metalclad’s articles of incorporation otherwise provide. The Entrx Articles eliminate all such preemptive rights. Under the Delaware Law, no such preemptive right will exist, unless Metalclad’s certificate of incorporation specifies otherwise. Metalclad’s Certificate does not provide for any such preemptive rights.

Dividends. Generally, a corporation organized under the Minnesota Act may pay a dividend if its board of directors determines that Metalclad will be able to pay its debts in the ordinary course of business after paying the dividend and if, among other things, the dividend payment does not reduce the remaining net assets of Metalclad below the aggregate preferential amount payable im the event of liquidation to the holders of the shares having preferential rights, unless the payment is made to those shareholders in the order and to the extent of their respective priorities. Under the Delaware Law, a corporation may pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year, except that dividends may not be paid out of net profits if, after the payment of the dividend, capital is less than the capital represented by the outstanding stock of all classes having a preference upon the distribution of assets.

Shareholders’ Action Without a Meeting. Under the Minnesota Act, any action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting by written consent signed by all of the shareholders entitled to vote on such action. This power cannot be restricted by a Minnesota corporation’s articles of incorporation. The Delaware Law permits such an action to be taken if the written consent is signed by the holders of shares that would have been required to effect the action at an actual meeting of the shareholders. Generally, holders of a majority of outstanding shares could effect such an action. However, the Delaware Law also provides that a corporation’s certificate of incorporation may restrict or prohibit shareholders’ action without a meeting. Metalclad’s Certificate does not contain any such restriction.

Stock Repurchases. Under the Minnesota Act, a corporation may acquire its own shares if, after the acquisition, it is able to pay its debts as they become due in the ordinary course of business and if enough value remains in Metalclad to satisfy all preferences of senior securities. Under the Delaware Law, a corporation may purchase or redeem shares of any class except when its capital is impaired or such purchase would cause impairment of capital, except that a corporation may purchase or redeem out of capital any of its preferred shares if such shares will be retired upon the acquisition and the capital of Metalclad will be thereby reduced.

Exhibit B

AGREEMENT AND PLAN OF MERGER

           This Agreement and Plan of Merger (the “Agreement”) is entered into this ______day of ______, 2002, among Metalclad Corporation, a Delaware corporation (“Metalclad”), and Entrx Corporation, a Minnesota corporation (“Entrx”).

Recital

           Metalclad and Entrx wish to enter into an agreement whereby Metalclad will merge into Entrx (the “Merger”), a wholly owned subsidiary of Metalclad, and Entrx will become the surviving corporation.

Agreement

1.	Terms of Merger.

           1.1       Merger.    Subject to the terms and conditions of this Agreement, at the Effective Time (as hereinafter defined), Metalclad shall be merged into and with Entrx. At the Effective Time, the separate existence of Metalclad shall cease, and Entrx shall continue as the surviving corporation (the “Surviving Corporation”) under the Minnesota Business Corporation Act.

           1.2       Effective Time of Merger.    As soon as practicable, but not less than three business days after the conditions set forth in Section 4, have been satisfied or waived (i) Entrx will file, or cause to be filed, with the Minnesota Secretary of State, Articles of Merger which contains a copy of this Agreement, along with a statement that this Agreement has been approved by Metalclad and Entrx, all of which shall be in the form required by and executed in accordance with the Minnesota Business Corporation Act (the “Minn Law”) and (ii) Metalclad shall file or cause to be filed with the Delaware Secretary of State, this Agreement or a Certificate of Merger, and an agreement of Entrx that it may be served with process in the state of Delaware in any proceeding for the enforcement of any obligation of Metalclad, all of which shall be in the form required by and executed in accordance with the Delaware General Corporation Law (the “Del Law”). The merger transaction provided for in this Agreement (the “Merger”) will be effective at the time (the “Effective Time”) that all of the foregoing filings with the Minnesota and Delaware Secretaries of State are effected.

           1.3       Conversion of Common Shares.    Except as otherwise provided herein, each share of the $0.10 par value common stock of Metalclad (the “Metalclad Shares”), shall automatically, without submission of certificates in exchange therefore, become one share of the $0.01 per share par value common stock of Entrx (the “Entrx Shares”).

           1.4       Fractional Shares.    No fractional Entrx Shares will result from the one for one exchange, and thereafter, no fractional Entrx Shares shall be issued.

           1.5       Dissenters Rights.    No Metalclad shareholders shall have any dissenters rights, and Metalclad will not exercise its dissenters rights.

           1.6       Options and Option Plan.    The 2000 Omnibus Stock Option and Incentive Plan of Metalclad (the “Plan”) shall become the Plan of Entrx. An outstanding option or warrant to acquire one Metalclad Share will be converted into an option to acquire one Entrx Share. All options for Metalclad Shares converted into options for Entrx Shares shall be issued under terms, including vesting rights, substantially identical to the options for Metalclad Shares.

           1.7       Confirmatory Instruments.    If at any time after the Effective Time Entrx shall consider or be advised that any instruments of further assurance are desirable in order to evidence the vesting in it of the title to any of the property rights of Metalclad, the appropriate officers or directors of Entrx are hereby authorized to execute, acknowledge and deliver all such instruments of further assurance and to do all other acts, in the name of Metalclad, as may be requisite or desirable to carry out the provisions of this Plan.

2.	Articles of Incorporation and By-Laws.

           2.1       Articles of Incorporation — Amendment.    The Articles of Incorporation of Entrx shall continue in full force and effect following the Merger, without modification or amendment.

           2.2       By-Laws.    The By-Laws of Entrx shall continue in full force and effect following the Merger, without modification or amendment.

3.	Covenants of Metalclad and Entrx.

           3.1       Director and Shareholder Approval.    Each of Metalclad and Entrx shall, as promptly as practicable, call a meeting of their respective Boards of Directors and shareholders, for the purpose of voting upon approval of this Agreement.

4.	Conditions to the Merger.

           4.1       Conditions to the Obligations of Each Party.    The obligations of Metalclad or Entrx to consummate the Merger, which may be waived by both parties, are subject to the following:

4.1.1 No provisions of any applicable law or regulation, and no judgment, injunction, order or decree of any court, arbitrator or government agency shall exist,

and no proceeding shall have been instituted by any person before any court, arbitrator or government agency, to restrict, delay or prevent this Merger.

4.1.2 This Agreement shall have been approved and adopted by the affirmative vote of the holders of at least two-thirds of the issued and outstanding shares of Metalclad, excluding those shares held beneficially by Wayne W. Mills, as of the record date of such meeting of the Metalclad shareholders.

           4.2       Conditions to the Obligations of Metalclad.    The obligation of Metalclad to consummate the Merger, which may be waived by Metalclad, is subject to the following:

4.2.1 There shall not be any event, occurrence or development or a state of circumstances or fact after the date of this Agreement, which alone, or together with any other circumstance or fact, would or could reasonably be expected to result in a material adverse change in the financial condition or results of operations, business or business prospects, or assets of Entrx

           4.3       Conditions to the Obligations of Entrx.    The obligation of Entrx to consummate the Merger, which may be waived by Entrx, is subject to the following:

4.3.1 There shall not be any event, occurrence or development or a state of circumstances or fact after the date of this Agreement, which alone, or together with any other circumstance or fact, would or could reasonably be expected to result in a material adverse change in the financial condition or results of operations, business or business prospects, or assets of Metalclad.

5.	Miscellaneous

           5.1       Termination.    This Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time, even if approved by the shareholders of Metalclad by resolution of the Board of Directors of Metalclad.

           5.2       Amendment.    This Agreement may be amended at any time prior to the Effective Time with the mutual consent of the Board of Directors of Metalclad and Entrx; provided, however, that after it has been adopted by the shareholders of Metalclad , this Agreement may not be amended in any manner not permitted under applicable laws.

           5.3       Expenses.    Metalclad will bear and pay the fees or expenses incurred by it and Entrx in connection with the proposed Merger transaction.

           5.4       Successors or Assigns.    The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other party.

           5.5       Governing Law.    Except to the extent that the laws of the state of Delaware are mandatorily applicable to the Merger, this Agreement shall be construed in accordance with and governed by the laws of the state of Minnesota.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

METALCLAD CORPORATION	ENTRX CORPORATION
By: ________________________	By: ________________________
Wayne W. Mills, President	Wayne W. Mills, President

           The undersigned President of Metalclad Corporation, the undersigned President of Entrx Corporation, hereby acknowledge, under penalties of perjury, that the foregoing Agreement of Merger is the free act and deed of Metalclad Corporation and Entrx Corporation, respectively, and that the facts stated therein are true.

METALCLAD CORPORATION	ENTRX CORPORATION
By: ________________________	By: ________________________
Wayne W. Mills, President	Wayne W. Mills, President

Exhibit C

ARTICLES OF INCORPORATION
OF
ENTRX CORPORATION

     The undersigned, being of full age, for the purpose of organizing a corporation under Minnesota Statutes, Chapter 302A, and acts amendatory thereto, does hereby adopt, sign and acknowledge the following Articles of Incorporation.

ARTICLE I
Name

     The name of the corporation is “Entrx Corporation.”

ARTICLE II
Registered Office

     The address of the corporation’s registered office in the State of Minnesota is 800 Nicollet Mall, Suite 2690, Minneapolis, Minnesota 55420.

ARTICLE III
Authorized Shares

     The corporation shall have the authority to issue an aggregate of 80,000,000 shares, all of which shall be common voting shares having a par value of $0.01 per share unless otherwise designated by resolution of the Board of Directors of the corporation prior to the issuance thereof. The Board of Directors of the corporation may, from time to time, establish and designate by resolution different classes of shares, and different series of shares within each class, out of the authorized shares, and may fix the par value, rights and preferences of said established and designated shares of any class or series.

ARTICLE IV
Incorporator

     The name and address of the sole incorporator of the corporation is Roger H. Frommelt, Felhaber, Larson, Fenlon & Vogt, P.A., 225 South Sixth Street, Minneapolis, Minnesota 55402

ARTICLE V
Preemptive Rights

     No shareholder of the corporation, solely by reason of such status as a shareholder shall have any right to acquire any portion of the unissued shares or other securities of the corporation, or to acquire any rights to purchase such shares or other securities, which the corporation may from time to time offer or sell to any person.

ARTICLE VI
Director Liability

     No member of the Board of Directors of the corporation shall have personal liability to the corporation or its shareholders for monetary damages for any breach of fiduciary duty, except for the following:

(a) Any breach of a director’s duty of loyalty to the corporation or its shareholders;

(b) Any act or omission not in good faith, or that involves intentional misconduct or a knowing violation of law;

(c) Any act prohibited under or regulated by Minnesota Statutes, Section 302A.559 concerning illegal distributions, or by Minnesota Statutes, Section 80A.23 concerning civil liabilities for securities violations; or

(d) Any transaction from which the director derives an improper personal benefit.

ARTICLE VII
Control Share Acquisitions/Business Combinations

     The corporation shall not be subject to either Section 302A.671 or Section 302A.673 of the Minnesota Business Corporation Act, relating to control share acquisitions and business combinations, respectively.

     IN WITNESS WHEREOF, I have hereunto set my hand this day of April, 2002.

Roger H. Frommelt

Exhibit D

BY-LAWS
OF
ENTRX CORPORATION
(a Minnesota corporation)

ARTICLE I
DEFINITIONS

     1.01. The following words or phrases when used in these By-Laws, whether or not initially capitalized, shall have the meanings set forth below:

a. “Articles of Incorporation” shall mean the Articles of Incorporation of the Corporation.

b. “Board of Directors” shall mean the Board of Directors of the Corporation.

c. “Corporation” shall mean Entrx Corporation

d. “Director” shall mean a member of the Board of Directors.

e. “Notice” is given to a Shareholder or Director when mailed to such person at the address designated by the person or at the last known address of the person, or when communicated to the person orally, or when handed to the person, or when left at the office of the person with a clerk or other person in charge of the office, or if there is no one in charge, when left in a conspicuous place in the office, or if the office is closed or the person to be notified has no office, when left at the dwelling, house or usual place of abode of the person with some other person of suitable age and discretion residing therein.

f. “Shares” shall mean the authorized shares of the Corporation as identified in the Corporation’s Articles of Incorporation.

g. “Shareholder” or “Shareholders” shall mean a Shareholder or the Shareholders of record of the Corporation.

h. “Statute” shall mean the applicable statute or statutes of the Minnesota Business Corporation Act, being Chapter 270 of the 1981 Laws of Minnesota.

i. “Voting Shares” shall mean the shares which entitle the record owner to vote on matters relating to the affairs of the Corporation under the Articles of Incorporation or by Statute.

ARTICLE II
OFFICES, BOOKS AND RECORDS

     2.01 Registered and Other offices. The registered office of the Corporation in Minnesota shall be that most recently adopted either in the Articles of Incorporation or any amendment thereto, or by the Board of Directors in a statement filed with the Secretary of State of Minnesota establishing the registered office in the manner prescribed by law. The Corporation may have such other offices, within or without the State of Minnesota, as the Board of Directors shall, from time to time, determine.

     2.02 Maintenance of Records. The original books and records of the Corporation, or copies thereof, shall be maintained at the principal executive office of the Corporation. Certain records, statements and agreements, or copies thereof, shall be available for examination by the Shareholders on such terms and conditions as the Board of Directors may from time to time impose, consistent with Statute.

ARTICLE III
SHAREHOLDERS’ MEETING

     3.01 Place. Meetings of the Shareholders shall be held in the county where the principal executive office of the Corporation is located; provided that any meeting not called by or at the demand of a Shareholder or Shareholders pursuant to Statute, may be held at such other place as the chief executive officer or the Board of Directors may designate.

     3.02 Regular Meeting. A regular meeting of the Shareholders shall be held within the five calendar months following the end of the Corporation’s fiscal year for federal income tax purposes, on such date, and at such time and place, as may be specified by the chief executive officer, unless some other date, time or place is specified by the Board of Directors.

     3.03 Special Meeting. A special meeting of the Shareholders may be called for any purpose by or upon the order of the chief executive officer, or two or more Directors. A special meeting of the Shareholders shall be called by the Chief Executive Officer or the Board of Directors on the demand, pursuant to Statute, of Shareholders holding at least ten percent of the outstanding Voting Shares of the Corporation. Business transacted at any special meeting of the Shareholders shall be confined to the purposes stated in the Notice of such meeting.

     3.04 Notice. Notice of the place, date and time of any meeting of the Shareholders shall be given to each Shareholder entitled to vote thereat. Except where a specific minimum notice period has been fixed by law, Notice of any meeting of the shareholders shall be given at least ten days before the meeting. No Notice of any meeting of the Shareholders may be given more than sixty days before such meeting. The Notice of any special meeting shall set forth the purposes of the meeting and, in a general nature, the business to be transacted. In determining the number of days of Notice required under this By-Law, the date upon which any such Notice is given shall be included as one day and the date of the meeting which is the subject of the Notice shall not be included.

     3.05 Waiver of Notice; Consent Meetings. Notice of the time, place and purpose of any meeting of the Shareholders may be waived by any Shareholder before, at, or after any such meeting. Any action which may be taken at a meeting of the Shareholders may be taken without a meeting if authorized by a writing signed by all Shareholders who would be entitled to a Notice of such meeting for such purpose. Attendance at a meeting of the Shareholders is a waiver of the Notice of that meeting, unless at the beginning of that meeting a Shareholder objects that the meeting is not lawfully called or convened, or unless prior to the vote on any item of business, a Shareholder objects that the item may not be lawfully considered at that meeting and such Shareholder does not participate in the consideration of that item at that meeting.

     3.06 Quorum; Adjournment. The presence at any meeting, in person or by proxy, of the Shareholders owning at least one third of the outstanding Voting Shares shall constitute a quorum for the transaction of business. Once a quorum is established at any meeting of the Shareholders, the voluntary withdrawal of any Shareholder from the meeting shall not affect the authority of the remaining Shareholders to conduct any business which properly comes before the meeting. In the absence of a quorum, those present may adjourn the meeting from day to day or time to time without further notice other than announcement at such meeting of such date, time and place of the adjourned meeting. At an adjourned meeting of the Shareholders at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally noticed.

     3.07 Voting; Record Date. At each meeting of the Shareholders, each Shareholder entitled to vote thereat may vote in person or by proxy duly appointed by an instrument in writing subscribed by such Shareholder. At a meeting of the Shareholders, each Shareholder shall have one vote for each voting share standing in such Shareholder’s name on the books of the Corporation, or on the books of any transfer agent appointed by the Corporation, on the record date established by the Board of Directors, which date may not be more than sixty days from the date of any such meeting. If no record date has been established, the record date shall be as of the close of business on the date immediately preceding the date such notice is first given to any Shareholder. Upon the demand of any Shareholder at the meeting, the vote for Directors, or the vote upon any question before the meeting, shall be by written ballot. All elections shall be effected, and all questions shall be decided, by Shareholders owning a majority of the shares present in person and by proxy, except as otherwise specifically provided for by Statute or by the Articles of Incorporation.

     3.08 Presiding Officer. The chief executive officer of the Corporation or any person so designated by the chief executive officer shall preside as chairman over each meeting of the Shareholders, unless another person is designated by the Board of Directors to preside at such meeting or meetings. In the absence of the chief executive officer or his designee, or another person designated by the Board of Directors to preside at any meeting of the Shareholders, the Shareholders at the meeting may elect any person present to act as the presiding officer of the meeting.

     3.09 Conduct of Meetings of Shareholders. Subject to the following, meetings of Shareholders generally shall follow accepted rules of parliamentary procedure:

a. The chairman of the meeting shall have absolute authority over matters of procedure and there shall be no appeal from the ruling of the chairman. If the chairman, in his absolute discretion, deems it advisable to dispense with the rules of parliamentary procedure as to any one meeting of Shareholders or part thereof, the chairman shall so state and shall clearly state the rules under which the meeting or appropriate part thereof shall be conducted.

b. If disorder should arise which prevents continuation of the legitimate business of the meeting, the chairman may (i) quit the chair and announce the adjournment of the meeting, and upon his so doing, the meeting is immediately adjourned, or (ii) cause the person or persons causing such disorder to be forcibly removed if that person does not leave the meeting voluntarily.

c. The chairman may ask or require that anyone leave the meeting who is not a bona fide Shareholder of record entitled to Notice of the meeting, or a duly appointed proxy thereof, and cause the person to be forcibly removed if that person does not leave the meeting voluntarily.

     3.10 Inspectors of Election. The Board of Directors in advance of any meeting of Shareholders may appoint one or more inspectors to act at such meeting or adjournment thereof. If inspectors of election are not so appointed, the person acting as chairman of any such meeting may, and on the request of any Shareholder or his or her proxy shall, make such appointment. In case any person appointed as inspector shall fail to appear to act, the vacancy may be filled by appointment made by the Board of Directors in advance of the meeting, or at the meeting by the officer or person acting as chairman. The inspectors of election shall determine the number of shares outstanding, the voting power of each, the shares represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies, and shall receive votes, ballots, assents or consents, hear and determine all challenges and questions in any way arising and announce the result, and do such acts as may be proper to conduct the election or vote with fairness to all Shareholders. No inspector whether appointed by the Board of Directors or by the officer or person acting as chairman need be a Shareholder.

ARTICLE IV
BOARD OF DIRECTORS

     4.01 Number, Election and Term. The Board of Directors shall consist of one or more members. The number of the members of the Board of Directors to be elected at any meeting of the Shareholders shall be determined from time to time by the Board of Directors and, if the Board of Directors does not expressly fix the number of Directors to be so elected, then the number of Directors shall be the number of Directors elected at the preceding regular meeting of Shareholders. The number of Directors may be increased at any subsequent special meeting of Shareholders called for the election of additional Directors, by the number so elected. A Director need not be a Shareholder. Directors shall be elected at each regular meeting of the Shareholders. Each Director shall be elected to serve for an indefinite term, terminating at the next regular meeting of the Shareholders and the election of a qualified successor by the Shareholders, or the earlier death, resignation, removal or disqualification of such Director.

     4.02 Regular Meetings. Unless otherwise specified by the Board of Directors, the regular meeting of the Board of Directors shall be held at the place of, and immediately following the adjournment of, the regular meeting of the Shareholders. At such meeting of the Board of Directors, the Board of Directors shall elect such officers as are deemed necessary for the operation and management of the Corporation, and transact such other business as may properly come before it.

     4.03 Special Meetings. Special meetings of the Board of Directors may be called by the chief executive officer or any Director at any time, to be held at the principal executive office of the Corporation, or at some other location which is either within 50 miles of the principal executive offices of the Corporation, determined at any prior meeting of the Board of Directors, or agreed to by a majority of the members of the Board of Directors.

     4.04 Notice. Notice of the date, time and place of meetings of the Board of Directors shall be given to each Director at least two days prior to the meeting; provided that if the Notice is given by mail, it shall be deposited in the U.S. mail and posted at least four days prior to the meeting. In determining the number of days of Notice required under this By-Law, the date upon which any such Notice is given shall be included as one day, and the date of the meeting which is the subject of the Notice shall not be included. In the case of meetings held by voice communication as provided in By-Law 4.05 below, such Notice shall set forth the specific manner in which the meeting is to be held. Any Director may, before, at, or after a meeting of the Board of Directors, waive Notice thereof. Any Director who attends a meeting shall be deemed to have waived Notice of the meeting, unless such

Director objects at the beginning of the meeting to the transaction of business because the meeting is not lawfully called and does not participate in the meeting.

     4.05 Telephone and Consent Meetings. Participation in any meeting of the Board of Directors by conference telephone or other similar means of communication, whereby all persons participating in the meeting can simultaneously and continuously hear each other, shall constitute presence in person at that meeting. Any action which might be taken at a meeting of the Board of Directors may be taken without a meeting if done in writing, signed by all members of the Board of Directors.

     4.06 Quorum/Voting. At all meetings of the Board of Directors, a majority of the members must be present to constitute a quorum for the transaction of business. Each member shall have one vote. Voting by proxy, or the establishment of a quorum by proxy, is prohibited. The act of the majority of the Directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. In the absence of a quorum, a majority of those present may adjourn the meeting from day to day or time to time without Notice other than announcement at such meeting of the date, time and place of the adjourned meeting.

     4.07 Order of Business/Record. The Board of Directors may, from time to time, determine the order of the business at any meeting thereof. If a Secretary of the Corporation has been elected by the Board of Directors, such Secretary shall keep a record of all proceedings at a meeting of the Board of Directors; otherwise, a Secretary Pro Tem, chosen by the person presiding over the meeting as chairman, shall so act.

     4.08 Vacancy. A vacancy in membership of the Board of Directors shall be filled by the affirmative vote of the remaining members of the Board of Directors, though less than a quorum, and a member so elected shall serve until his successor is elected by the Shareholders at their next regular meeting, or at a special meeting duly called for that purpose.

     4.09 Committees. The Board of Directors may, by resolution adopted by a majority of the members of the Board of Directors, designate one or more persons to constitute a committee which, to the extent provided in such resolution, shall have and exercise the authority of the Board of Directors in the management of the business of the Corporation. The authority of any such committee, and any member thereof, may be terminated or removed at any time at the discretion of the Board of Directors. Unless otherwise provided by the Board of Directors, a meeting of a committee of the Board of Directors may be called by any member of the committee, otherwise the calling of any meeting of a committee, and the conduct of any such meeting, including the voting of committee members thereof, shall be governed by By-Laws 4.03, 4.04, 4.05, 4.06 and 4.07, as if the word “committee” is substituted for the words “Board of Directors,” and the words “committee member” are substituted for the word “Director.”

     4.10 Other Powers. In addition to the powers and authorities conferred upon them by By-Laws, the Board of Directors shall have the power to do all acts necessary and expedient to the conduct of the business of the Corporation which are not conferred upon the Shareholders by Statute, these By-Laws, or the Articles of Incorporation.

ARTICLE V
SHARES

     5.01 Issuance of Securities. The Board of Directors is authorized to issue securities of the Corporation, and rights thereto, to the full extent authorized by the Articles of Incorporation, in such amounts, at such times and to such persons as may be determined by the Board of Directors and permitted by law, subject to any limitations specified in these By-Laws.

     5.02 Certificates for Shares. Every Shareholder shall be entitled to a certificate, to be in such form as prescribed by law and adopted by the Board of Directors, evidencing the number of shares of the Corporation owned by such Shareholder. The certificates shall be signed by the chief executive officer; provided that if a transfer agent has been appointed for the Corporation’s shares, such signature may be a facsimile.

     5.03 Transfer of Shares. Subject to any applicable or reasonable restrictions which may be imposed by the Board of Directors, shares of the Corporation shall be transferred upon written demand of the Shareholder named in the certificate, or the Shareholder’s legal or the Shareholder’s duly authorized attorney-in-fact, accompanied by a tender of the certificates to be transferred properly endorsed, and payment of all transfer taxes due thereon, if any. The Corporation may treat, as the absolute owner of shares of the Corporation, the person or persons in whose name or names the shares are registered on the books of the Corporation.

     5.04 Lost Certificate. Any Shareholder claiming a certificate evidencing ownership of shares to be lost, stolen or destroyed shall make an affidavit or affirmation of that fact in such form as the Board of Directors may require, and shall, if the Board of Directors so require, give the Corporation (and its transfer agent, if a transfer agent be appointed) a bond of indemnity in such form with one or more sureties satisfactory to the Board of Directors, in such amount as the Board of Directors may require, whereupon a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to have been lost, stolen or destroyed.

ARTICLE VI
OFFICERS

     6.01 Election of Officers. The Board of Directors, at its regular meeting held after each regular meeting of Shareholders shall, and at any special meeting may, elect a Chief Executive Officer and a Chief Financial Officer. Except as may otherwise be determined from time to time by the Board of Directors, such officers shall exercise such powers and perform such duties as are prescribed by these By-Laws. The Board of Directors may elect such other officers and agents as it shall deem necessary from time to time, including Vice Presidents and a Chairman of the Board who shall exercise such powers and perform such duties, not in conflict with the duties of officers designated in these By-Laws, as shall be determined from time to time by the Board of Directors.

     6.02 Terms of Office. The officers of the Corporation shall hold office until their successors are elected and qualified, notwithstanding an earlier termination of their office as Directors. Any officer elected by the Board of Directors may be removed with or without cause by the affirmative vote of a majority of the Board of Directors present at a meeting.

     6.03 Salaries. The salaries of all officers of the Corporation shall be determined by the Board of Directors.

     6.04 Chief Executive Officer. The President shall be the chief executive officer of the Corporation, unless the Board of Directors shall designate another person as the chief executive officer. The chief executive officer shall:

a. have general active management of the business of the Corporation;

b. when present, and except where the Board of Directors elects a chairman of the board, other than the chief executive officer, preside at all meetings of the Board of Directors and of the Shareholders;

c. see that all orders and resolutions of the Board of Directors are carried into effect;

d. sign and deliver in the name of the Corporation any deeds, mortgages, bonds, contracts or other instruments pertaining to the business of the Corporation, except in cases in which the authority to sign and deliver is required by law to be exercised by another person or is expressly delegated by the Articles of Incorporation or these By-Laws or by the Board of Directors to some other officer or agent of the Corporation;

e. maintain records of and, whenever necessary, certify all proceedings of the Board of Directors and the Shareholders; and

f. perform other duties prescribed by the Board of Directors.

     6.05 Chief Financial Officer. The Treasurer shall be the chief financial officer of the Corporation, and as such shall:

a. keep accurate financial records for the Corporation;

b. deposit all money, drafts, and checks in the name of and to the credit of the Corporation in the banks and depositories designated by the Board of Directors;

c. endorse for deposit all notes, checks, and drafts received by the Corporation as ordered by the Board of Directors, making proper vouchers therefor;

d. disburse funds of the Corporation, and issue checks and drafts in the name of the Corporation, as ordered by the Board of Directors;

e. render to the chief executive officer and the Board of Directors, whenever requested, an account of all transactions by the Treasurer and of the financial condition of the Corporation; and

f. perform other duties prescribed by the Board of Directors or by the chief executive officer, under whose supervision the Treasurer shall be.

     6.06 Secretary. The Secretary, if elected, shall:

a. attend all meetings of the Board of Directors at the request of the chief executive officer or the Board of Directors, and shall attend all meetings of the Shareholders and record all votes and the minutes of all proceedings in a book kept for that purpose; and shall perform like duties for a committee when required by the chief executive officer; and

b. perform other duties prescribed by the Board of Directors or by the chief executive officer, under whose supervision the secretary shall be.

     6.07 Delegation of Authority. Except where prohibited or limited by the Board of Directors, an officer elected by the Board of Directors may delegate some or all of the duties or powers of his or her office to another person, provided that such delegation is in writing, and a copy of such written delegation, identifying the person to whom those duties or powers are delegated, and specifying the nature, extent and any limitations of the duties or powers delegated, is delivered in the same manner as provided for Notices of meetings of the Board of Directors to all members of the Board of Directors prior to such delegation becoming effective.

     6.08 Succession. Unless otherwise provided for by the Board of Directors, in the event of the death, incapacity, resignation or removal of the chief executive officer, the

Chairman of the Board, if elected, and if no Chairman of the Board is elected, the chief financial officer, shall accede to the office and have the authority to exercise the duties and powers, of the chief executive officer.

ARTICLE VII
MISCELLANEOUS

     7.01 Corporate Seal. If so directed by the Board of Directors, the Corporation may adopt and use a corporate seal. The failure to use such seal, however, shall not affect the validity of any documents executed on behalf of the Corporation. The seal need only include the word “seal,” but it may also include, at the discretion of the Board of Directors, such additional wording as permitted by Statute.

     7.02 Reimbursement by Directors and Officers. Any payments made to any officer or Director of this Corporation, such as salary, commission, bonus, interest, or rent, or entertainment expenses incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer or Director to the Corporation to the full extent of such disallowance. It shall be the duty of the Board of Directors to enforce payment of each said amount disallowed. In lieu of payment by the officer or Director, subject to the determination of the Board of Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

     7.03 Amendments to By-Laws. These By-Laws may be amended or altered by the vote of a majority of all of the members of the Board of Directors at any meeting. Such authority of the Board of Directors is subject to the power of the Shareholders to adopt, amend or repeal By-Laws adopted, amended or repealed by the Board of Directors, pursuant to Statute at any regular or special meeting called for that purpose.

     The foregoing By-Laws of this Corporation were adopted by the Board of Directors on the ______day of ______, 2002.

__________________________________

10

PROXY
METALCLAD CORPORATION
This Proxy is solicited on Behalf of the Board of Directors and
Management of Metalclad Corporation

The undersigned, revoking all prior proxies, hereby appoints Wayne W. Mills and Kenneth W. Brimmer, and each or either of them, as proxies, with full power of substitution, to vote all shares of common stock of Metalclad Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Metalclad Corporation, to be held at the Hyatt Regency Hotel, 1300 Nicollet Mall, Minneapolis, Minnesota on June 14, 2002, at 10:00 a.m. or at any adjournment thereof, and hereby instructs said proxies to vote said shares as specified below:

1.	Election of Directors
	☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below
(INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee’s name in the list below.)

Wayne W. Mills, Kenneth W. Brimmer, Joseph M. Caldwell,
Gary W. Copperud and Joseph M. Senser

2.	Approval of an amendment to the Company’s 2000 Incentive Stock Option Plan (the “Plan”) to increase the number of shares of common stock reserved for issuance under the Plan from 1,000,000 shares to 2,000,000 shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	Approval of the merger of the Company into a wholly owned subsidiary called Entrx Corporation, a Minnesota corporation, to effect a change in the state of the Company’s incorporation from Delaware to Minnesota.
☐ FOR ☐ AGAINST ☐ ABSTAIN

(Continued, and to be signed, on reverse side)

(continued from other side)

4.	If proposed number 3 above (reincorporation by merger into a Minnesota corporation) does not pass with the requisite number of votes, approval of amendments to the Company’s Certificate of Incorporation to change the name of Metalclad Corporation to Entrx Corporation, and to increase the Company’s authorized preferred stock from 1,500,000 to 5,000,000 shares.
☐ FOR ☐ AGAINST ☐ ABSTAIN

5.	In their discretion, the proxies are authorized to vote upon matters which are incidental to the conduct of the Annual Meeting, and upon other business of which the Board of Directors is presently unaware and which may properly come before the meeting, and for the election of any person as a member of the Board of Directors if a nominee named in the accompanying Proxy Statement is unable to serve or for good cause will not serve.
☐ FOR ☐ AGAINST ☐ ABSTAIN

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF METALCLAD CORPORATION AND WILL BE VOTED IN FAVOR OF THE ELECTION OF THE FIVE NOMINEES AND FOR PROPOSALS , 3, 4 AND 5 UNLESS OTHER INSTRUCTIONS ARE GIVEN.

Dated: ________________________________________, 2002
Signature
Signature
Please sign exactly as your name appears hereon; if stock is held jointly, each owner must sign. When signing as executor, trustee, guardian, attorney, agent or proxy, please indicate title.
Please sign, date and return this Proxy promptly.